
                                                                    EXHIBIT 10.5

                          PURCHASE AND SALE AGREEMENT
                            AND ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                        IGP X SHADOW RIDGE MEADOWS, LTD.,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                   ("SELLER")

                                      AND

           MARK GOSSELIN, AS TRUSTEE OF THE MARK GOSSELIN TRUST DATED
                                OCTOBER 31, 2001

                                    ("BUYER")

                     DATED effective as OF December 8, 2003

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                                TABLE OF CONTENTS

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ARTICLE  I. PURCHASE AND SALE.................................................................        1

        Section 1.1    Agreement of Purchase and Sale.........................................        1
        Section 1.2    Property Defined.......................................................        2
        Section 1.3    Purchase Price.........................................................        2
        Section 1.4    Payment of Purchase Price..............................................        2
        Section 1.5    Opening of Escrow; Deposit.............................................        2
        Section 1.6    Deposit as Liquidated Damages..........................................        3
        Section 1.7    Escrow Holder..........................................................        3

ARTICLE II. TITLE AND SURVEY..................................................................        4

        Section 2.1    Contingency Periods....................................................        4
        Section 2.2    Title Examination......................................................        4
        Section 2.3    Permitted Exceptions...................................................        5
        Section 2.4    Conveyance of Title....................................................        5

ARTICLE III. REVIEW OF PROPERTY...............................................................        6

        Section 3.1    Deliveries by Seller...................................................        6
        Section 3.2    Right of Inspection....................................................        7
        Section 3.3    Right of Termination...................................................        7
        Section 3.4    Rights Upon Termination................................................        8
        Section 3.5    Service Contracts......................................................        8

ARTICLE IV. CLOSING...........................................................................        8

        Section 4.1    Time and Place.........................................................        8
        Section 4.2    Seller's Obligations at Closing........................................        9
        Section 4.3    Buyer's Obligations at Closing.............................. ..........       11
        Section 4.4    Credits and Prorations.................................................       11
        Section 4.5    Transaction Taxes and Closing Costs....................................       14
        Section 4.6    Conditions Precedent to Obligation of Buyer............................       15
        Section 4.7    Conditions Precedent to Obligation of Seller...........................       16

ARTICLE V. REPRESENTATIONS, WARRANTIES AND COVENANTS..........................................       16

        Section 5.1    Representations and Warranties of Seller...............................       16
        Section 5.2    Survival of Seller's Representations and Warranties....................       17
        Section 5.3    Covenants of Seller....................................................       18
        Section 5.4    Representations and Warranties of Buyer................................       18
        Section 5.5    Survival of Buyer's Representations and Warranties.....................       38
        Section 5.6    Covenant of Buyer and Seller Re: 1031 Exchange.........................       19
        Section 5.7    Covenant of Buyer Re: Defeasance Loan..................................       20

ARTICLE VI. DEFAULT...........................................................................       20

        Section 6.1     Default by Buyer......................................................       20
        Section 6.2     Default by Seller.....................................................       20
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                                       i

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
        Section 6.3    Recoverable Damages....................................................       20

ARTICLE  VII. RISK OF LOSS....................................................................       21

        Section 7.1    Minor Damage...........................................................       21
        Section 7.2    Major Damage ..........................................................       21
        Section 7.3    Definition of "Major" Loss or Damage...................................       21

ARTICLE VIII. COMMISSIONS ....................................................................       21

        Section 8.1    Brokerage Commissions .................................................       21

ARTICLE IX. DISCLAIMERS AND WAIVERS...........................................................       22

        Section 9.1    No Reliance on Documents...............................................       22
        Section 9.2    AS IS SALE; DISCLAIMERS................................................       22
        Section 9.3    Survival of Disclaimers................................................       23

ARTICLE X. MISCELLANEOUS .....................................................................       24

        Section 10.1   Confidentiality........................................................       24
        Section 10.2   Public Disclosure......................................................       24
        Section 10.3   Assignment.............................................................       24
        Section 10.4   Notices................................................................       25
        Section 10.5   Modifications ...................................... . ................       25
        Section 10.6   Natural Hazards Disclosure Act.........................................       26
        Section 10.7   Entire Agreement.......................................................       26
        Section 10.8   Further Assurances ....................................................       26
        Section 10.9   Counterparts...........................................................       26
        Section 10.10  Facsimile Signatures...................................................       26
        Section 10.11  Severability...........................................................       27
        Section 10.12  Applicable Law ........................................................       27
        Section 10.13  No Third-Party Beneficiary.............................................       27
        Section 10.14  Captions...............................................................       27
        Section 10.15  Construction...........................................................       27
        Section 10.16  Recordation ...........................................................       27
        Section 10.17  Time of the Essence ...................................................       27

EXHIBITS

A    -  DESCRIPTION OF LAND
B    -  LIST OF PERSONAL PROPERTY
C    -  ESCROW HOLDER'S GENERAL PROVISIONS
D    -  FORM OF  DEED
E    -  FORM OF BILL OF SALE
G    -  FORM OF ASSIGNMENT OF LEASES
F    -  FORM OF ASSIGNMENT OF CONTRACTS
G    -  FORM OF TENANT NOTICE
H-1  -  FORM OF FIRPTA  CERTIFICATE
H-2  -  FORM OF CALFIRPTA CERTIFICATE

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTION

         THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made effective as of December 8, 2003 (the "Effective Date"), by and between IGP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership ("Seller"), and MARK GOSSELIN, TRUSTEE OF THE MARK GOSSELIN TRUST DATED OCTOBER 31, 2001 ("Buyer").

                                   ARTICLE I.
                               PURCHASE AND SALE

         Section 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, the following:

         (a) that certain tract(s) or parcel(s) of land situated in the City of Vista, County of San Diego, California, consisting of approximately 9.11 acres of land and more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way, and other easements or appurtenances used in connection with the beneficial use and enjoyment of the Real Property (defined below), as well as all development rights, air rights, water, water rights and water stock relating to the Real Property (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

         (b) the building located on the Land, consisting of approximately a 184-unit residential apartment complex, commonly known as Shadow Ridge Meadows, and any and all other buildings, structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures owned by tenants (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

         (c) any and all of Seller's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all laundry equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller, located on and used exclusively in connection with the operation of the Land and the Improvements, which personal property includes without limitation the personal property listed on Exhibit "B" attached hereto (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

         (d) any and all of Seller's right, title and interest in and to the leases, licenses, and occupancy agreements covering all or any portion of the Real Property (as such term is defined in Section 1.2 hereof), to the extent they are in effect on the date of the Closing (as such term is defined in Section 4.1 hereof) (the property described in clause (d) of this Section 1.1

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being referred to collectively as the "Leases"), together with all rents and other sums due thereunder (the "Rents") and any and all unapplied security deposits in Seller's possession in connection therewith (the "Security Deposits"), and

         (l)      any and all of Seller's right, title and interest in and to
(i) all assignable contracts and agreements (collectively, the "Service Contracts") a list of which shall be provided by Seller within ten (10) business days of the Effective Date, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, (ii) all assignable existing warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property, and (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, (iii) all rights to use any trade name or trademark used in connection with the Property (the property described in clause (e) of this Section 1.1 being sometimes herein referred to collectively as the "Intangibles").

         Section 1.2 Property Defined. The Land and the Improvements are hereinafter sometimes referred to collectively as the "Real Property." The Real Property, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

         Section 1.3 Purchase Price. Seller is to sell and Buyer is to purchase the Property for the amount of Twenty Seven Million Six Hundred Thousand Dollars ($27,600,000.00) (the "Purchase Price").

         Section 1.4 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Buyer prior to the Closing. On or before 12:00 p.m. on the Closing Date, Buyer shall deposit into Escrow (as defined in Section 1.5 below), in cash or other immediately available funds, the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, minus the amount of the Deposit previously deposited by Buyer into Escrow.

         Section 1.5 Opening of Escrow; Deposit. Within three (3) business days after the execution and delivery of this Agreement, Buyer shall deposit with Stewart Title Company (the "Escrow Holder"), having its office at 3111 Camino Del Rio North, Suite 900, San Diego, CA Attention: John Demas, a fully executed original of this Agreement and the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Initial Deposit") in good funds either by certified bank or cashier's check or by federal wire transfer. Within three (3) business days after expiration of the Contingency Period (as defined in Section 2.1 below), unless Buyer has elected to terminate this Agreement in the manner set forth herein, Buyer shall deposit the additional sum of Two Hundred and Fifty Thousand Dollars ($250,000.00) (the "Additional Deposit") in good funds either by certified bank or cashier's check or by federal wire transfer. The Initial Deposit and the Additional Deposit are hereinafter collectively referred to as the "Deposit". Escrow Holder shall hold the Deposit in an interest-bearing account of a federally insured bank or savings and loan association acceptable to Buyer, and shall otherwise handle the Deposit in

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shall be credited to the Purchase Price upon the close of Escrow. Buyer shall be responsible for the payment of all costs and fees imposed on the Deposit account. The failure of Buyer to timely deliver any portion of the Deposit hereunder shall be a material default, and shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately. Except as otherwise specifically provided in Sections 3.4 and 6.2, and Article VII hereof, the Deposit and the accrued interest thereon shall be (i) nonrefundable upon expiration of the Contingency Period and (ii) released to Seller without the necessity of further instruction from Buyer upon expiration of the Contingency Period. Should Seller thereafter be obligated to close the Escrow and fail or refuse to do so, Seller shall return the Deposit and the accrued interest thereon to Buyer upon Buyer's written demand therefore.

         Section 1.6 Deposit as Liquidated Damages. AFTER THE EXPIRATION OF THE CONTINGENCY PERIOD, IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT, THE DEPOSIT (NOT INCLUDING ALL INTEREST EARNED FROM THE INVESTMENT THEREOF) SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. SELLER'S ACTUAL DAMAGES IN THE EVENT THE SALE IS NOT CONSUMMATED ARE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE AT THE EFFECTIVE DATE. THEREFORE, BY SEPARATELY EXECUTING THIS SECTION 1.6 BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND NOT A PENALTY, AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER ARISING FROM A FAILURE OF THE SALE TO CLOSE. IN ADDITION, BUYER SHALL PAY ALL TITLE AND ESCROW CANCELLATION CHARGES. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION 1.6 LIMIT THE DAMAGES RECOVERABLE BY EITHER PARTY AGAINST THE OTHER PARTY DUE TO THE OTHER PARTY'S OBLIGATION TO INDEMNIFY SUCH PARTY IN ACCORDANCE WITH THIS AGREEMENT. BY THEIR SEPARATELY INITIALING THIS SECTION 1.6. BELOW, BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.

     /s/ DWM                                 /s/ MG
    ----------------------                 -------------------------
     SELLER'S INITIALS                       BUYER'S  INITIALS

         Section 1.7 Escrow Holder. Escrow Holder shall hold and dispose of the Deposit in accordance with the terms of this Agreement. If Escrow Holder is in doubt as to its duties or obligations with regard to the Deposit, or if Escrow Holder receives conflicting instructions from Buyer and Seller with respect to the Deposit, Escrow Holder shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit until both Buyer and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Holder may interplead the Deposit in accordance with the accordance with the terms, and conditions of this Agreement. All interest accrued on the Deposit shall be credited to the Purchase Price upon the close of Escrow. Buyer shall be responsible for the payment of all costs and fees imposed on the Deposit account. The failure of Buyer to timely deliver any portion of the Deposit hereunder shall be a material default, and shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately. Except as otherwise specifically provided in Sections 3.4 and 6.2, and Article VII hereof, the Deposit and the accrued interest thereon shall be (i) nonrefundable upon expiration of the Contingency Period and (ii) released to Seller without the necessity of further instruction from Buyer upon expiration of the Contingency Period. Should Seller thereafter be obligated to close the Escrow and fail or refuse to do so, Seller shall return the Deposit and the accrued interest thereon to Buyer upon Buyer's written demand therefore.

         Section 1.6 Deposit as Liquidated Damages. AFTER THE EXPIRATION OF THE CONTINGENCY PERIOD, IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT, THE DEPOSIT (NOT INCLUDING ALL INTEREST EARNED FROM THE INVESTMENT THEREOF) SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. SELLER'S ACTUAL DAMAGES IN THE EVENT THE SALE IS NOT CONSUMMATED ARE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE AT THE EFFECTIVE DATE. THEREFORE, BY SEPARATELY EXECUTING THIS SECTION 1.6 BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND NOT A PENALTY, AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER ARISING FROM A FAILURE OF THE SALE TO CLOSE. IN ADDITION, BUYER SHALL PAY ALL TITLE AND ESCROW CANCELLATION CHARGES. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION 1.6 LIMIT THE DAMAGES RECOVERABLE BY EITHER PARTY AGAINST THE OTHER PARTY DUE TO THE OTHER PARTY'S OBLIGATION TO INDEMNIFY SUCH PARTY IN ACCORDANCE WITH THIS AGREEMENT. BY THEIR SEPARATELY INITIALING THIS SECTION 1.6. BELOW, BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.

            /s/ DWM                          /s/ MG
        -------------------------        -------------------------
            SELLER'S INITIALS                BUYER'S  INITIALS

         Section 1.7 Escrow Holder. Escrow Holder shall hold and dispose of the Deposit in accordance with the terms of this Agreement. If Escrow Holder is in doubt as to its duties or obligations with regard to the Deposit, or if Escrow Holder receives conflicting instructions from Buyer and Seller with respect to the Deposit, Escrow Holder shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit until both Buyer and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Holder may interplead the Deposit in accordance with the laws of the state in which the Property is located. Escrow Holder's General Provisions are attached hereto as Exhibit "C" and made a part hereof.

                                   ARTICLE II.
                                TITLE AND SURVEY

         Section 2.1 Contingency Periods. During the period beginning on the Effective Date and ending at 5:00 p.m. (local time at the Property) on that date which is thirty (30) days following the Effective Date (hereinafter referred to as the "Contingency Period"). Buyer shall have the right to review: (a) a current preliminary title report covering the Property, all underlying exceptions and maps referenced therein, and a map prepared by the Title Company plotting the location of all easements affecting the Property, Which shall be obtained by Seller, at Seller's cost; (b) copies of the most recent property tax bills for the Property, and (c) a copy of the most current survey of the Real Property in Seller's possession, if any (the items referred to in clauses (a) through (c) of this Section 2.1 are hereinafter referred to as the "Title Contingency Items"). Seller shall deliver or cause to be delivered to Buyer the Title Contingency Items promptly after the Effective Date but in no event later than ten (10) business days after the Effective Date. During the Contingency Period, Buyer shall also have the right to review a new or updated survey of the Real Property prepared by a licensed surveyor or engineer, obtained by Buyer at Buyer's sole cost (the "Survey").

         Section 2.2 Title Examination. Buyer shall notify Seller in a reasonably detailed writing (the "Title Notice") prior to the expiration of the Contingency Period which exceptions to title (including survey matters), if any, will not be accepted by Buyer and the specific reasonable grounds for disapproval thereof. Any exception to title, which Buyer fails to disapprove prior to the expiration of the Contingency Period, shall be deemed conclusively to have been approved by Buyer. If Buyer notifies Seller in writing that Buyer objects to an exception to title, then Seller shall have five (5) business days after receipt of the Title Notice to notify Buyer that Seller either (a) will remove such objectionable exception from title on or before the Closing; provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond fifteen (15) days; or (b) elects not to cause such exception to be removed (a "Non-Removal Notice"). If Seller fails to notify Buyer of its election within said five (5) day period, then Seller shall be deemed to have delivered a Non-Removal Notice as to that exception. The procurement by Seller of a commitment for the issuance of the Title Policy or an endorsement thereto reasonably satisfactory to Buyer and insuring Buyer against any title exception, which was disapproved pursuant to this Section 2.2, shall be deemed a cure by Seller of such disapproval, If Seller gives (or is deemed to have given) Buyer a Non-Removal Notice, then Buyer shall have two (2) business days within which to notify Seller in writing that Buyer elects to either (i) nevertheless proceed with the purchase and take title to the Property subject to such exceptions, or (ii) terminate this Agreement pursuant to the provisions of
Section 3.4 below. If Buyer fails to notify Seller in writing of its election within said two (2) business day period, then Buyer shall be deemed to have elected to terminate this Agreement Notwithstanding the foregoing, Buyer need not disapprove any monetary lien representing monies owed, and Seller hereby agrees to cause all such monetary liens (other than non-delinquent ad valorem real estate taxes and assessments) to be removed at or prior to

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Closing. It Seller fails to remove any such monetary lien prior to Closing, then
Buyer shall apply such portion of the Purchase Price as is necessary to cause the removal of such items prior to Closing and the proceeds of Escrow to be otherwise distributed to Seller upon Closing shall he reduced by the amount so applied. The operation of the notice and approval provisions of this Section 2.2 shall extend the Contingency Period only as to those matters which Buyer has disapproved as of the original expiration of the Contingency Period and only until such time as Buyer has either approved (or have been deemed to approved) the condition of title to the Real Property or elected to terminate this Agreement. Should a supplemental preliminary title report ("Supplemental PTR") be issued by the Title Company (defined below) disclosing additional title exceptions that affect the condition of title to the Property, then (a) the provisions of this Section 2.2 shall apply to the new exceptions disclosed by the Supplemental PTR, (b) Buyer's time period for disapproval of any matter disclosed in the supplemental PTR shall extend to the later of (i) the end of the Contingency Period or (ii) five (5) business days following Buyer's receipt of the Supplemental PTR. If necessary, the Close of Escrow shall be automatically extended to the extent necessary to accommodate the approval procedures of this Section 2.2 above.

         Section 2.3 Permitted Exceptions. The Property shall be conveyed subject to the following matters, which arc hereinafter referred to as the "Permitted Exceptions":

         (a) those matters that either approved or deemed approved by Buyer in accordance with Section 2.2 hereof;

         (b)      the rights of tenants under the Leases;

         (c) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to proration as herein provided;

         (d) local, state and federal laws, ordinances or governmental regulations, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

         (e) items shown on the Survey and not objected to by Buyer, or waived or deemed waived by Buyer in accordance with Section 2.2 hereof.

         Section 2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Buyer fee simple title to the Real Property by execution and delivery of the Deed (as defined in Section 4.2(a) hereof). Evidence of delivery of such title shall be the issuance by Stewart Title Insurance Company (the "Title Company"), or another national title company mutually approved by Buyer and Seller, of a CLTA Standard Coverage Owner's Policy of Title Insurance (the "Title Policy") covering the Real Property, in the full amount of the Purchase Price, showing fee title to the Property vested exclusively in Buyer, subject only to the Permitted Exceptions. Buyer may obtain an ALTA Extended Coverage Owner's Policy of Title Insurance so long as the Closing is not thereby delayed. Buyer shall pay the additional premium for such policy and the cost of any required ALTA survey.

                                  ARTICLE III.
                               REVIEW OF PROPERTY

                  Section 3.1 Deliveries by Seller. Within three (3) business days after the date of the Effective Date, Seller shall deliver to Buyer or its designated representative, at Seller's sole cost and expense, a true and complete copy of the following due diligence materials provided such materials exist and are within Seller's possession or control (collectively, the "Due Diligence Documents"):

                  (a) True, correct and complete copies of any and all apartment leases and rental agreements affecting the Property;

                  (b) A complete and current rent roll for the Property listing the unit number, tenant name, rental rate, security and other deposit (whether or not refundable), unpaid rents and delinquencies, lease expiration date and any option or other special rights or privileges or concessions for each rental unit in the Property;

                  (c) Copies of all insurance policies and accompanying Certificates of Insurance affecting the Property, together with a description and current status of all claims made against such policies during the three years prior to the Effective Date;

                  (d)      Copies of the health permit for the pool;

                  (e) Copies of all real and personal properly tax and assessment bills affecting the Property for the last fiscal year;

                  (f) Copies of all soil reports or other geologic studies, environmental studies, ADA compliance surveys or studies, engineering studies, as-built and draft plans and specifications, and surveys in Seller's possession relating to the Property;

                  (g) Copies of all Service Contracts affecting the Property, including, without limitation, the (1) laundry equipment lease, (2) landscape maintenance contract, (3) pest control contract, (4) pool service contract, and (5) properly management contract;

                  (h) Copies of any and all bids for capital improvements and repairs to the Property obtained by Seller with respect to the two (2) years preceding the Effective Date;

                  (i) True and correct copies of the annual financial statements concerning the operation of the Property for fiscal years 2001 and 2002, plus monthly management reports and/or financial statements and utility bills for each month of 2003; and

                  (j) A disclosure statement certified by Seller disclosing to Buyer, based on Seller's Knowledge (as defined in Section 5.1 below), the existence of any material defects affecting the Property, including, without limitation, construction defects and any mold issues affecting the Property whether or not such defects were previously repaired;

                  Section 3.2 Right of Inspection. During the Contingency Period, Buyer shall, at its own cost and expense, have the right to make a physical inspection of the Real Property, including without limitation, (a) an inspection of the environmental condition thereof pursuant to the terms and conditions of this Agreement, (b) inspections, tests and studies of the Property as Buyer shall deem appropriate, including, without limitation, soils studies and engineering studies; (c) investigation of zoning laws and all other governmental rules and regulations relating to the Property; (d) inspection of the construction of any subsurface improvements appurtenant to the Property; (e) investigation of any other aspect of the Property and its suitability for acquisition which Buyer deems relevant; and (f) examination of documents and files located at the Property or the property manager's office concerning the leasing, maintenance and operation of the Property, but excluding Seller's partnership or corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information (collectively, the "Confidential Documents"). If required by law, Seller shall use its best efforts to provide a Natural Hazards Disclosure Statement to Buyer pursuant to Section 10.6.

         Any on-site inspections of the Property shall occur only (i) at reasonable times agreed upon by Seller and Buyer after at least one (1) business day's prior written notice to Seller; (ii) in a manner that will not unreasonably damage the Property, unreasonably disturb or disrupt the business activities of Seller or unreasonably interfere with the use of the Property by Seller or its tenants; and (iii) after delivery of evidence satisfactory to Seller that adequate public liability and other insurance respecting such work has been obtained by Buyer naming as additional insureds Seller and any other person or entity designated by Seller as having an insurable interest in the same. Seller may have a representative present during any such inspections. If Buyer desires to do any invasive testing at the Property, Buyer shall do so only after notifying Seller and obtaining Seller's prior written consent thereto, which consent may be subject to any terms and conditions imposed by Seller in its reasonable discretion, including, without limitation, the prompt restoration of the Property to substantially its condition prior to any such inspections or tests, at Buyer's sole cost and expense. Buyer shall keep the Property free and clear of any liens arising out of Buyer's entry onto or inspection of the Property. At Seller's option, Buyer will furnish to Seller copies of any reports received by Buyer relating to any inspection of the Property, without representation or warranty of any kind (express, implied or otherwise) as to the content and accuracy thereof, and at no charge to Seller other than the costs of reproduction. Buyer agrees to protect, indemnify, defend (with counsel satisfactory to Seller) and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages or injuries arising out of, or directly resulting from the inspection of the Property by Buyer or its agents or consultants, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. Buyer shall have the right to make a final walk through inspection of the Property prior to the Closing (defined below) to confirm that there have been no material changes to the Property following its initial inspection during the Contingency Period.

                  Section 3.3 Right of Termination. Prior to the expiration of the Contingency Period, Buyer shall have the right to (i) terminate this Agreement and the Escrow based upon Buyer's good faith disapproval of (the condition of the Property or any matter contained within the Due Diligence Documents by providing Seller with written notice of termination ("Termination Notice") or (ii) not terminate the Agreement and, instead, provide Seller with written notice of such matters relating to the condition of the Property or any matter contained within the Due Diligence Documents that Buyer disapproves of (the "Disapproval Notice"). If Buyer provides Seller with a Termination Notice prior to the expiration of the Contingency Period, then this Agreement shall terminate in accordance with the provisions of Section 3.4 below. If Buyer provides Seller with a Disapproval Notice, Seller shall have three (3) business days to respond whether or not Seller shall agree upon and/or remedy any or all of the items set forth in Buyer's Disapproval Notice ("Seller's Response Notice"). Seller's failure to respond shall be deemed Seller's election to not remedy all of the items set forth in Buyer's Disapproval Notice and shall be deemed delivery of such notice as of the fifth day following the Disapproval Notice. In the event Seller does not elect to remedy all of the items set forth in Buyer's Disapproval Notice, Buyer shall then have three (3) business days upon receipt of Seller's Response Notice, in which to elect to either (i) purchase the Property based on Seller's Response Notice, (ii) purchase the Property based on the terms of the Agreement, or (iii) terminate this Agreement, in which case, the Deposit shall be returned to Buyer. If Buyer fails to give Seller a Termination Notice or Disapproval Notice prior to the expiration of the Contingency Period, then Buyer shall be deemed to have approved all aspects of the Property, including, but not limited to all Service Contracts (except title and survey, which shall be governed by Article II hereof) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof.

                  Section 3.4 Rights Upon Termination. If this Agreement is terminated by Buyer in the manner and within the applicable time period(s) provided pursuant to any of Sections 2.2, 3.3, or Article VII, or because of a failure of a condition precedent to Buyer's obligations hereunder as set forth in Section 4.6 below, then (i) the Deposit plus all accrued interest thereon shall be returned to Buyer, (ii) all instruments in Escrow shall be returned to the party depositing the same, (iii) Buyer shall return all items previously delivered by Seller to Buyer, (iv) Buyer and Seller shall each pay one-half (1/2) of all Escrow and title cancellation charges, and (iv) neither party shall have any further rights, obligations or liabilities whatsoever to the other party concerning the Property by reason of this Agreement, except for any indemnity obligations of either party pursuant to the provisions of this Agreement or otherwise expressly stated in this Agreement to survive termination. The provisions of this Section 3.4 shall survive the Closing.

                  Section 3.5 Service Contracts. Prior to the expiration of the Contingency Period, Buyer shall provide Seller with written notice stating which Service Contracts, if any, Buyer shall elect to assume as of Closing (the "Approved Service Contracts"). All other Service Contracts shall be terminated by Seller as of the Closing Date at Seller's sole cost and expense.

                                   ARTICLE IV.
                                     CLOSING

                  Section 4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall be consummated on or before that day which is sixty (60) days following the date on which Seller notifies Buyer that Seller has obtained approval of the partners and investors of Seller of the transaction contemplated by this Agreement in accordance with Section 4.7 below, provided, however, if such day is not a business day, then the Closing shall occur on the next following business day (the "Closing Date"). Provided Buyer shall not be in default hereunder, Buyer may, at its election, extend the Closing Date for one (1) period of thirty (30) days ("Extension Period") upon delivering to Seller and Escrow Holder of written notice of its election to so extend the Closing Date not less than five (5) business days prior to the then scheduled Closing Date.

         The Closing shall be consummated through the Escrow administered by Escrow Holder. At the Closing, Seller and Buyer shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions.

                  Section 4.2 Seller's Obligations at Closing. Prior to Closing, Seller shall:

                  (a) deliver to Buyer through Escrow a duly executed and acknowledged grant deed in the form attached hereto as Exhibit "D" (the "Deed") subject only to the following title exceptions approved by Buyer:

                           (i)      A lien to secure payment of real estate
taxes and assessments, not delinquent;

                           (ii)     The lien of supplemental taxes for the
subject transaction (but not for any transaction which occurred prior to the Close of Escrow), which may be assessed pursuant to Chapter 3.5 commencing with
Section 75 of the California Revenue and Taxation Code;

                           (iii)    Building code, use or occupancy restrictions
and zoning and building laws and ordinances of the federal, state, municipal, city and other governmental authorities having jurisdiction over the Property;

                           (iv)     All matters which would be disclosed by a
visual inspection or survey of the Property (including the occupancy rights of the apartment tenants); and

                           (v)      Exceptions which are disclosed by the Title
Contingency Items which are approved or deemed to be approved by Buyer in accordance with Section 2.2 above, and documents to be recorded at the Closing as provided herein.

                  (b) deliver to Buyer through Escrow a duly executed bill of sale in the form attached hereto as Exhibit "E" (the "Bill of Sale");

                  (c) assign to Buyer, and Buyer shall assume through Escrow the landlord/lessor interest in and to the Leases, Rents, and Security Deposits, by duly executed assignment and assumption agreement (the "Assignment of Leases") in the form attached hereto as Exhibit "F";

                  (d) to the extent assignable, assign to Buyer, and Buyer shall assume, through Escrow Seller's interest in the Approved Service Contracts and the other intangibles by duly executed assignment and assumption agreement (the "Assignment of Contracts") in the form attached hereto as Exhibit "G";

                  (e) join with Buyer to execute notices in the form attached hereto as Exhibit "H" (the "Tenant Notices"), which Buyer shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Buyer of Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under such Leases be paid as set forth in the notice;

                  (f) if any representation or warranty of Seller needs to be modified due to changes since the Effective Date, deliver to Buyer a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Buyer for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing, and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent. The occurrence of a change in a representation and warranty which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Buyer, constitute the non-fulfillment of the condition set forth in Section 4.6(b) hereof. If, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                  (g) deliver to the Title Company such evidence as the Title Company may reasonably require as to the authority of the Person or persons executing documents on behalf of Seller;

                  (h) deliver to Buyer certificates in the form attached hereto as Exhibit "I-1" and "I-2" duly executed by Seller;

                  (i) deliver to Buyer outside of Escrow the Leases and the Service Contracts, together will such leasing and property files and records located at the Property or the property manager's office which are material in connection with the continued operation, leasing and maintenance of the Property, but excluding any Confidential Documents;

                  (j) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller;

                  (k) deliver to Buyer exclusive possession and occupancy of the Property, subject to the Permitted Exceptions;

                  (l) execute and deliver a closing statement acceptable to Seller; and

                  (m) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

                  Section 4.3 Buyer's Obligations at Closing. At, or prior to

Closing, Buyer shall:

                  (a) pay to Seller through Escrow the full amount of the Purchase Price (which amount shall include the Deposit and all accrued interest as provided herein), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to
Section 1.4 hereof;

                  (b) join Seller in execution and delivery through Escrow of the Assignment of Leases, Assignment of Contracts and Tenant Notices;

                  (c) if any representation or warranty of Buyer set forth in Section 5.4 hereof needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the date of Closing and executed on behalf of Buyer by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Buyer he liable to Seller for, or be deemed to be in default hereunder by reason of any breach of representation or warranty set forth in
Section 5.4 hereof which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Buyer to prevent. The occurrence of a change in a representation or warranty which is not permitted hereunder or is beyond the reasonable control of Buyer to prevent shall, if materially adverse to Seller, constitute [he non-fulfillment of the conditions set forth in Section 4.7(c) hereof. If, despite changes or other matters described in such certificate, the Closing occurs, Buyer's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                  (d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Buyer;

                  (e) deliver such affidavits, as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Buyer;

                  (f) execute and deliver a closing statement acceptable to Buyer; and

                  (g) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

                  Section 4.4 Credits and Prorations.

                  (a) All income and expenses of the Properly shall be apportioned as of 12:01 a.m. on the day of Closing as if Buyer were vested with title to the Property during the entire day upon which Closing occurs. Such prorated items include without limitation the following:

                           (i)      Rents for the calendar month in which
Closing occurs, as determined by the Seller's rent roll;

                           (ii)     taxes and assessments (including personal
property taxes on the Personal Property) levied against the Property;

                           (iii)    utility charges for which Seller is liable,
if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen
(15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility.

                           (iv)     the monthly rent paid by the provider of
laundry services under a laundry lease assumed by Buyer, along with the bonus paid as of the entry into such lease, provided over the term of such lease;

                           (v)      payment of maintenance services, such as
janitorial services, guard services and similar services;

                           (vi)     any other operating expenses or other items
pertaining to the Property which are customarily prorated between a buyer and a seller in the County in which the Property is located.

                  (b) Notwithstanding anything contained in Section 4.4(a) hereof:

                           (i)      At Closing, (A) Seller shall, at Seller's
option, either deliver to Buyer any Security Deposits actually held by Seller pursuant to the Leases or credit to the account of Buyer the amount of such Security Deposits (to the extent such Security Deposits have not been applied against Delinquent Rents prior to the Effective Date or otherwise as provided in the Leases), and (B) Buyer shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits,

                           (ii)     Any taxes paid at or prior to Closing shall
be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of Closing have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Buyer shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing, subject to the provisions of Section 4.4(d) hereof. Buyer shall pay all supplemental taxes resulting from the change in ownership and reassessment occurring as the result of the Closing pursuant to this Agreement;

                           (iii)    Charges referred to in Section 4.4(a) hereof
which are payable by any tenant to a third party shall not be apportioned hereunder, and Buyer shall accept title subject to any of such charges unpaid and Buyer shall look solely to the tenant responsible therefor for the payment of such charges. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Buyer shall credit to Seller an amount equal to all such charges so paid by Seller;

                           (iv)     As to utility charges referred to in Section
4.4(a)(iii) hereof, Seller may upon notice to Buyer elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing or any termination of this Agreement;

                           (v)      Unpaid and delinquent Rent collected by
Seller and Buyer after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Rent for the Properly, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Buyer any such Rent which Buyer is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Buyer collects any unpaid or delinquent Rent from the Property, Buyer shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Rent which Seller is entitled to hereunder. If delinquent rent is in arrears for a period prior to the calendar month in which Closing occurs, then rents collected by Buyer shall first be applied to current rent and then to delinquent rent.

         Buyer will use commercially reasonable efforts after the closing to collect all Rents in the usual course of Buyer's operation of the Property, but Buyer will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. Seller may attempt to collect any delinquent Rents owed to Seller and, after prior written notice to Buyer. may institute any lawsuit or collection procedures, but may not evict any tenant or file an unlawful detainer proceeding. If there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any Rents or charges of such type received by Buyer or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Buyer as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Buyer together with a detailed accounting certified by Buyer's chief financial officer.

                  (c) Seller may prosecute an appeal of the real properly tax assessment for any tax years to and including the tax year in which the Closing occurs, ami may take related action which Seller deems appropriate in connection therewith. Buyer shall cooperate with Seller in connection with such appeal and collection of a refund of teal properly taxes paid, provided that Buyer shall not be obligated to incur any cost in doing so. Seller owns and holds all right, title and interest in and to such appeal and refund respecting time periods up to (but not including) the Closing Date, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities. If Buyer receives such refund or any part thereof, then Buyer shall promptly pay such amount to Seller. Any refund received by Seller shall be distributed as follows: first, to reimburse Seller for all costs incurred in connection with the appeal; second, with respect to refunds payable to tenants of the Real Property pursuant to the Leases, to such tenants in accordance with the terms of such Leases; and third, to Seller to the extent such appeal covers the period prior to the Closing, and to Buyer to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, Buyer shall have the right to participate in such appeal.

                  (d) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainly as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final probation sixty (60) days after Closing, or as soon thereafter as the precise amounts can be ascertained. Buyer shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Buyer shall prepare, and certify as correct, a final proration statement, which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Buyer, such statement shall be conclusively deemed to be accurate and final.

                  (e) The provisions of this Section 4.4 shall survive the Closing.

                  Section 4.5 Transaction Taxes and Closing Costs.

                  (a) Seller and Buyer shall execute such returns, questionnaires and other documents as shall be requited with regard to all applicable real properly transaction taxes imposed by applicable federal, state or local law or ordinance;

                  (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

                           (i)      one-half(1/2) of the escrow fee, if any,
which is charged by the Escrow Holder or Title Company;

                           (ii)     the premium for the CLTA Standard Coverage
Owner's Policy of Title Insurance to be issued to Buyer by the Title Company at Closing;

                           (iii)    fees for recording the Deed;

                           (iv)     any documentary transfer tax or similar tax
(including, without limitation, City and County documentary transfer taxes, as applicable) which becomes payable by reason of the transfer of the Property; and

                           (v)      the fees set forth in Section 8.1.

                  (c) Buyer shall pay the fees of any counsel representing Buyer in connection with this transaction. Buyer shall also pay the following costs and expenses:

                           (i)      one-half (1/2) of the escrow fee, if any,
which is charged by the Escrow Holder or Title Company;

                           (ii)     the premium for the Owner's Policy of Title
Insurance to be issued to Buyer by the Title Company at Closing, and all endorsements thereto, but only to the extent that those costs exceed the cost of a CLTA Standard Coverage Owner's Policy; and

                           (iii)    the cost of the Survey, if required by
Buyer's lender and/or the Title Company.

                  (d) The Personal Property is included in this sale without charge, Buyer shall be responsible for the amount of any and all sales or similar taxes payable in connection with the transfer of the Personal Property;

                  (e) All costs and expenses incident to this transaction and the Closing thereof, and not specifically described above, shall be paid by the party incurring same; and

                  (f) The provisions of this Section 4.5 shall survive the Closing.

                  Section 4.6 Conditions Precedent to Obligation of Buyer. The obligation of Buyer to consummate the transaction contemplated hereunder shall be subject to the fulfillment on or before the date of Closing of all of the conditions set forth in this Section 4.6 below, any or all of which may be waived by Buyer in its sole and absolute discretion. In the event Buyer terminates this Agreement due to the non-satisfaction of any such conditions, then the termination provisions set forth in Section 3.4 above shall apply.

                  (a) Seller shall have delivered to Buyer all of the items required to be delivered to Buyer pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof;

                  (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing; and

                  (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing;

                  (d) The physical condition of the Properly shall be substantially the same on the day of Closing as on the date of the execution of this Agreement, reasonable wear and tear, and loss by casualty (as permitted under this Agreement) excepted. As of the day of Closing and unless disclosed to, and waived by, Buyer as provided below, there shall be no litigation or administrative agency or other government proceeding of any kind whatsoever, pending or threatened, that after Closing would, in Buyer's reasonable discretion, materially and adversely affect the value of the Property or the ability of Buyer to operate the Property in the manner it is currently being operated, and no proceeding shall be pending or threatened that could or would cause the change, redesignation, or other modification of the zoning classification of, or of any building or environmental code requirements applicable to, the Property, or any portion thereof, or any properly adjacent to the Property. All certificates of occupancy, approvals, and permits required under local laws and regulation for the continued operation of the Property shall have been validly issued and in full force and effect;

                  (e) All notices of violations or order or requirements issued by any government agency or authority, or action in any court on account thereof, against or affecting the Properly at the Closing Date hereunder, shall be complied with by the Seller and the Property conveyed free thereof; and

                  (f) The Title Company shall have issued or irrevocably committed to issue the Title Policy.

                  Section 4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction contemplated hereunder shall be subject to the fulfillment of all of the following conditions, any or all of which may be waived by Seller in its sole and absolute discretion:

                  (a) Within thirty (30) days following expiration of the Contingency Period:

                           (i)      Seller shall have obtained the requisite
approval of the partners and investors of Seller as required by the Agreement of Limited Partnership of Seller, if Seller is unable to obtain such approval and this Agreement is therefore terminated, Buyer shall be entitled to and shall receive a return of the Deposit and all accrued interest thereon; and

                  (b)      On or before the Closing:

                           (i)      Seller shall have received the Purchase
Price as adjusted as provided herein, and payable in the manner provided for in this Agreement;

                           (ii)     Buyer shall have delivered to Seller all of
the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof;

                           (iii)    All of the representations and warranties of
Buyer contained in this Agreement shall be true and correct in all material respects as of the date of Closing; and

                           (iv)     Buyer shall have performed and observed, in
all material respects, all covenants and agreements of this Agreement to be performed and observed by Buyer as of the date of Closing.

                                   ARTICLE V.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 5.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as of the Effective Date that:

                  (a) Seller has been duly organized, is validity existing under the law of the State of California;

                  (b) Seller has the full right and authority to enter into this Agreement, to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement;

                  (c) The person signing this Agreement on behalf of Seller is authorized do so:

                  (d) to Seller's "Knowledge" (as defined below), Seller has received no notice of violation pertaining to the Property, which, prior to the date of this Agreement, has not been fully corrected. To Seller's Knowledge, the Property is in compliance with all governmental rules and regulations, orders, ordinances, laws and statutes;

                  (e) To Seller's knowledge, Seller has received no notice of any suit, action, claim, arbitration, or other legal or administrative proceeding or governmental investigation pending, or to Seller's Knowledge, threatened or, contemplated against or affecting the Property; and

                  (f) Seller has no Knowledge that any information contained in the Due Diligence Documents is not accurate.

                  (g)      The representations and warranties contained in this
Section 5.1 shall be deemed to have been made again as of the Closing, subject to Section 4.2 (1) hereof.

         The term "Seller's Knowledge" shall mean to Seller's actual present knowledge, as determined by the current slate of knowledge of (i) Mr. David W. Maurer and (ii) Mr. Christian Davis (property manager for the property), without independent investigation. The foregoing individuals shall have no personal liability to Buyer for any of any representation or warranty in this Agreement. Seller shall be entitled to state in writing prior to the Closing exceptions to the representations, warranties, and covenants set forth above, in which case Buyer may (i) terminate this Agreement if such exceptions materially and adversely affect the value of the Property or the ability of Buyer to operate the Property in the manner it is currently being operated, in which event the Deposit shall be returned to Buyer, or (ii) elect to close Escrow notwithstanding such exceptions, and recover against Seller for breach of the representation and warranty if and to the extent the same did not result from a change in circumstance after the date of this Agreement (as compared to a mere failure of Seller to properly disclose at the date of this Agreement).

                  Section 5.2 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section
5.1 hereof, as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of one hundred eight (180) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Buyer prior to Closing, if Buyer elects to consummate the transactions described herein with such knowledge. Seller shall have no liability to Buyer for a breach of any representation or warranty unless (a) the valid claims for all such breaches collectively aggregate more than Ten Thousand Dollars ($10,000.00), in which event the full amount of such valid claims shall be actionable up to the Cap (as defined in this Section), and (b) written notice containing a description of the specific nature of such breach shall have been given by Buyer to Seller prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Buyer against Seller within one (1) year of Closing. Buyer agrees to first seek recovery under any applicable insurance policies, service contracts and/or Leases prior to seeking recovery from Seller, aim Seller shall not be liable to Buyer to the extent Buyer's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Five Hundred Thousand Dollars ($500,000.00).

                  Section 5.3 Covenants of Seller. Seller hereby covenants with Buyer as follows:

                  (a) Property Maintenance. From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof. Seller shall not create nor permit the creation of any title exceptions such as easements or liens to encumber the Property without Buyer's prior written approval in Buyer's sole and absolute discretion;

                  b) Leasing. From the Effective Date through the Closing Date, Seller may continue to execute leases with tenants in the normal course of business provided Seller shall not execute any lease which has a term in excess of six (6) months or which grants concessions, or rent at lower rate than for similar units rented prior to Closing, without Buyer's written consent.

                  (c) Material Change. During Escrow, Seller shall not cause, authorize or allow any material change with respect to the Property without the Buyer's prior written approval, which may be granted or withheld in Buyer's sole and absolute discretion.

                  Section 5.4 Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as of the Effective Date that Buyer has been duly organized and is validly existing under the laws of California. Buyer has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Buyer is authorized to do so. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Buyer which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement. Buyer is solvent, has timely and, to its knowledge, accurately filed all tax returns to be filed by it and Buyer is not in default in the payment of any taxes levied or assessed against it or any of its assets. The representations and warranties contained in this Section 5.4 shall be deemed to have been made again as of the Closing, subject to Section 4.2(f) hereof.

                  Section 5.5 Survival of Buyer's Representations and Warranties. The representations and warranties of Buyer set forth in Section 5.4 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of one hundred eighty (180) days. Buyer shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Buyer prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Seller against Buyer within one (1) year of Closing.

                  Section 5.6 Covenant of Buyer and Seller Re: 1031 Exchange

                  (a) Seller may be selling the Property as part of a multi-property transaction to qualify as a tax-free exchange ("1031 Exchange") under Section 1031 of the Internal Revenue Code of 1986, as amended. Buyer shall, to the extent provided below, cooperate with Seller's reasonable request to allow Seller to attempt to qualify for the 1031 Exchange; provided, however, that Buyer's obligation to cooperate with Seller shall be limited and conditioned as follows: (i) Buyer shall receive written notice from Seller at least five (5) business days prior to the scheduled Closing Date, which shall identify the parties involved in such 1031 Exchange and enclose all document for which Buyer's signature shall be required; (ii) in no event shall Buyer be required to execute any document or instrument which may (A) subject Buyer to any additional liability or obligation to Seller or any other individual, entity or governmental agency, (B) diminish or impair Buyer's rights under this Agreement, or (C) delay Closing; (iii) Seller shall pay for any and all additional costs and expenses incurred by Buyer in connection with accommodating the 1031 Exchange, and Buyer shall be entitled to a credit at Closing to reimburse Buyer for such costs and expenses; (iv) Seller shall not be relieved of any of its obligations under this Agreement by reason of the 1031 Exchange; and (v) Seller hereby indemnifies and agrees to defend, and hold Buyer, Buyer's officers, directors, shareholders, beneficiaries, members, partners, agents, employees and attorneys, and their representative successors and assigns harmless from and against any claims, costs, damages, expenses (including, but not limited to, attorneys' fees and costs), liabilities and losses incurred by, claimed against or suffered by any of them arising out of the 1031 Exchange. The foregoing indemnity shall survive the Closing or any termination of this Agreement. Seller's failure to effectuate any intended 1031 Exchange shall not relieve Seller from its obligations to consummate the purchase and sale transaction contemplated by this Agreement and the consummation of such 1031 Exchange shall not be a condition precedent to Seller's obligations under this Agreement.

                  (b) Buyer may be purchasing the Property as part of a multi-property transaction to qualify as a 1031 Exchange under Section 1031 of the Internal Revenue Code of 1986, as amended. Seller shall, to the extent provided below, cooperate with Buyer's reasonable request, to allow Buyer to attempt to qualify for the 1031 Exchange; provided, however, that Seller's obligation to cooperate with Buyer shall be limited and conditioned as follows:
(i) Seller shall receive written notice from Buyer at least five (5) business days prior to the scheduled Closing Dale, which shall identify the parties involved in such 1031 Exchange and enclose all document for which Seller's signature shall be required; (ii) in no event shall Seller be required to execute any document or instrument which may (A) subject Seller to any additional liability or obligation to Buyer or any other individual, entity or governmental agency, (B) diminish or impair Seller's rights under this Agreement, or (C) delay Closing; (iii) Buyer shall pay for any and all additional costs and expenses incurred by Seller in connection with accommodating the 10.31 Exchange, and Seller shall be entitled to a credit at Closing to reimburse Seller for such costs and expenses; (iv) Buyer shall not be relieved of any of its obligations under this Agreement by reason of the 1031 Exchange; and (v) Buyer hereby indemnifies and agrees to defend, and hold Seller, Seller's officers, directors, shareholders, beneficiaries, members, partners, agents, employees and attorneys, and their representative successors and assigns harmless from and against any claims, costs, damages, expenses (including, but not limited to, attorneys' fees and costs), liabilities and losses incurred by, claimed against or suffered by any of them arising out of the 1031 Exchange. The foregoing indemnity shall survive the Closing or any termination of this Agreement. Buyer's failure to effectuate any intended 1031 Exchange shall not relieve Buyer from its obligations to consummate the purchase and sale transaction contemplated by this Agreement and the consummation of such 1031 Exchange shall not be a condition precedent to Buyer's obligations under this Agreement

                  Section 5.7 Covenant of Buyer Re: Defeasance Loan. The Property is currently encumbered by a loan in favor of Mellon Mortgage Company, which loan is commonly referred to as a "Defeasance Loan". Buyer shall, to the extent provided below, cooperate with Seller's reasonable requests in connection with Seller's defeasance of the Defeasance Loan prior to or concurrent with the Closing. In no event shall Buyer be required to execute any document or instrument which may (A) subject Buyer to any additional liability or obligation to Seller or any other individual, entity or governmental agency, (B) diminish or impair Buyer's rights under this Agreement, or (C) delay the Closing. Seller shall be solely responsible for payment of all prepayment penalties and/or defeasance incurred in conjunction with the payoff of the Defeasance Loan.

                                   ARTICLE VI.
                                     DEFAULT

                  Section 6.1 Default by Buyer. If the sale of the Property as contemplated hereunder is not consummated due to Buyer's material default hereunder, then Seller shall be entitled, as its sole and exclusive remedy, to terminate this Agreement and retain the Deposit as liquidated damages as more particularly set forth in Section 1.6 above.

                  Section 6.2 Default by Seller. If the sale of the Property as contemplated hereunder is not consummated due to Seller's material default hereunder, then Buyer shall be entitled, as its sole and exclusive remedy, to either (a) receive the return of the Deposit, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder provided, however, that Buyer shall be entitled to Buyer's actual out of pocket expenses incurred in connection with the transaction contemplated by this Agreement not to exceed the sum of Five Hundred Thousand Dollars ($500,000.00), or (b) enforce specific performance of Seller's obligation to convey the Property to Buyer in accordance with the terms of this Agreement. The remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Except as set forth herein, Buyer expressly waives its rights to seek damages in the event of Seller's default hereunder. Buyer shall be deemed to have elected to terminate this Agreement and receive the Deposit if Buyer fails to file suit for specific performance against Seller in a court having jurisdiction in the County and State in which the Property is located, on or before thirty (30) days following the date upon which Closing was to have occurred.

                  Section 6.3 Recoverable Damages. Notwithstanding Sections 6.1 and 6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.

                                  ARTICLE VII.
                                  RISK OF LOSS

                  Section 7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall perform any necessary repairs to bring the Property back to substantially its former condition. Seller shall use reasonable efforts to complete such repairs promptly, and the date of Closing shall be extended for a reasonable time to allow for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Buyer.

                  Section 7.2 Major Damage. Seller shall promptly notify Buyer of the occurrence of any "Major" loss or damage, which notice shall state the cost of repair or restoration thereof as opined by an architect or other qualified expert in accordance with Section 7.3 hereof. Buyer shall have the right, exercisable by giving written notice to Seller within twenty one (21) days after receipt of Seller's written notice, to terminate this Agreement in which event the provisions of Section 3.4 shall apply. If Buyer does not elect to terminate this Agreement within said twenty one (21) day period, then Buyer shall be deemed to have elected to proceed with Closing. In that event Seller shall at Seller's option either (a) perform any necessary repairs, or (b) cause the Closing to occur promptly and assign to Buyer through Escrow all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. If Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly, and the date of Closing shall be extended for a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Buyer, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to Buyer.

                  Section 7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to the Property hereof such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect or other qualified expert selected by Seller and reasonably approved by Buyer, equal to or greater than Two Hundred Thousand Dollars ($200,000), and (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Buyer does not give written notice to Seller of Buyer's reasons for disapproving an architect or other qualified expert within five (5) business days after receipt of notice of the proposed architect or other qualified expert, then Buyer shall be deemed to have approved the architect or other qualified expert selected by Seller.

                                  ARTICLE VIII.
                                   COMMISSIONS

                  Section 8.1 Brokerage Commissions. With respect to the transaction contemplated by this Agreement, Seller shall be responsible for the payment of a real estate brokerage commission (the "Seller's Commission") to Hendricks & Partners (Dick Bassett) ("Brokers") pursuant to a separate written agreement between Seller and Brokers relating thereto. Each party hereto agrees that if any person or entity, other than Brokers, makes a claim for brokerage commissions or finder's fees other than the Seller's Commission related to the sale of the Property by Seller to Buyer, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, then said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

                                   ARTICLE IX.
                             DISCLAIMERS AND WAIVERS

                  Section 9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller or its brokers or agents to Buyer in connection with the transaction contemplated hereby. All materials, data and information delivered by Seller to Buyer in connection with the transaction contemplated hereby are provided to Buyer as a convenience only and any reliance on or use of such materials, data or information by Buyer shall be at the sole risk of Buyer, except as otherwise expressly stated herein. Neither Seller, nor any, affiliate of Seller, nor the person or entity, which prepared any report or reports delivered by Seller to Buyer, shall have any liability to Buyer for any inaccuracy in or omission from any such reports.

                  Section 9.2 AS IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS. WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. BUYER ACKNOWLEDGES THAT THE PURCHASE

PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS IS."

         BUYER REPRESENTS AND COVENANTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSIS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, EXCEPT FOR SUCH MATTERS UPON WHICH SELLER HAS REPRESENTED AND WARRANTED HEREIN, OR ARE EXPRESSLY SET FORTH OTHERWISE IN THIS AGREEMENT.

         IN CONNECTION THEREWITH, BUYER EXPRESSLY WAIVES ALL RIGHTS UNDER CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES THAT:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                  Section 9.3 Survival of Disclaimers. The provisions of this
Article IX shall survive Closing or any termination of this Agreement.

                                   ARTICLE X.
                                  MISCELLANEOUS

                  Section 10.1 Confidentiality. Buyer and its representatives shall hold in confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that Buyer may disclose such data and information to the employees, lenders, consultants, accountants and attorneys of Buyer if such persons agree in writing to treat such data and information confidentially. If this Agreement is terminated or Buyer fails to perform hereunder, Buyer shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. With respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Deposit to Buyer, such Deposit shall not be returned to Buyer unless and until Buyer has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Buyer or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Buyer or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing or any termination of this Agreement.

                  Section 10.2 Public Disclosure. Prior to and after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Buyer and Seller. The provisions of this Section 10.2 shall survive the Closing or any termination of this Agreement.

                  Section 10.3 Assignment Subject to the provisions of this
Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Buyer may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. In the event that Buyer desires to assign its rights hereunder, (a) Buyer shall send Seller written notice of its request at least ten (10) business days prior to Closing, which request shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request, (b) if such proposed assignee is approved by Seller, then Buyer and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance reasonably satisfactory to Seller, and (c) in no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder unless expressly agreed otherwise by Seller in writing. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Buyer shall constitute an assignment of this Agreement. Notwithstanding the foregoing, Buyer may assign, transfer or convey its rights and/or obligations under the Agreement and/or its interest in the Property, without Seller's consent, to a single purpose entity or to an existing entity(ies) as part of a 1031 Exchange no later than three (3) days prior to the Closing by a transmittal of notice of the same to Seller, Escrow Holder and the Title Company provided, however, that in no event shall any such assignment release or discharge Buyer from any liability or obligation hereunder unless expressly agreed otherwise by Seller in writing.

         Section 10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith. Any notice so given shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

         If to Seller:    IGF X SHADOW RIDGE MEADOWS, LTD.
                          c/o Income Growth Management
                          11230 Sorrento Valley Road, Suite 220
                          San Diego, CA 9212 1-1329
                          Attention: Mr. David Maurer
                          Telephone No. (858) 457-2750
                          Facsimile No. (858) 457-3104

         with a copy to:  LAW OFFICES OF JON K. LADD, APC
                          11440 West Bernardo Court, Suite 214
                          San Diego, CA 92127-643
                          Attention: Jon K. Ladd
                          Telephone No. (858) 451-1234
                          Facsimile No. (858) 451-1208

         If to Buyer:     MARK GOSSF.LIN, TRUSTEE OF THE MARK GOSSELIN TRUST
                          c/o PROPERTY WEST, INC.
                          1322 Scott Street, Suite 102
                          San Diego, CA 92106
                          Telephone No. (619) 221-6825
                          Facsimile No. (619) 221-6830

         with a copy to:  PROCOPIO.CORY, HARGREAVES & SAVITCH LLP
                          530 B Street, Suite 2100
                          San Diego, CA 92101
                          Attention: Lorne R. Polger
                          Telephone No. (619) 238-1900
                          Facsimile No. (619) 235-0398

         Section 10.5 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

         Section 10.6 Natural Hazards Disclosure Act.

         (a) As used herein, the term "Natural Hazard Area" shall mean those areas identified as natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, and 51183.5, and California Public Resources Code Sections 2621.9, 2694, and 4136, and any successor statutes or laws (the "Act").

         (b) At least five (5) days before the Close of Escrow, Seller shall obtain through Title Company and provide Buyer with a Natural Hazard Disclosure Statement ("Disclosure Statement") in substantially the form customarily used by the company that provides such reports to Title Company. Buyer acknowledges that the Disclosure Statement is being delivered pursuant to the Act. Buyer acknowledges and agrees that nothing contained in the Disclosure Statement shall release Buyer from its obligation to fully investigate the condition of the Properly, including, without limitation, whether the Property is located in any Natural Hazard Area and that Buyer has the expertise to perform such investigations and has agreed to do so under the terms of this Agreement. Buyer further acknowledges and agrees that the matters set forth in the Disclosure Statement may change on or prior to the Close of Escrow and that Seller has no obligation to update, modify, or supplement the Disclosure Statement. Buyer shall be solely responsible for preparing and delivering its own Natural Hazard Disclosure Statement to subsequent prospective purchasers of the Property.

         Section 10.7 Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

         Section 10.8 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 10.8 shall survive the Closing.

         Section 10.9 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         Section 10.10 Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement or any document delivered pursuant hereto (other than the Deed, the notarized original of which shall be required prior to Closing). Seller and Buyer intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature. Following any facsimile transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of this Agreement.

         Section 10.11 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect, provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

         Section 10.12 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Stale of California without regard to any principal or rule of law that would require the application of the law of any other jurisdiction. Buyer and Seller agree that the provisions of this
Section 10.12 shall survive the Closing or any termination of this Agreement.

         Section 10.13 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Buyer only and are not for the benefit of any third party; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

         Section 10.14 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         Section 10.15 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to take effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         Section 10.16 Recordation. Neither party shall record this Agreement or any memorandum hereof without the prior written consent of the other party hereto. The provisions of this Section 10.16 shall survive the Closing or any termination of this Agreement.

         Section 10.17 Expenses. The prevailing party as to any disputes relating to this Agreement shall be entitled to recover from the unsuccessful party to this Agreement all costs, expenses and actual attorneys' fees relating to the enforcement or interpretation of, or any litigation or arbitration relating to, this Agreement. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment. For purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post judgment motions and appeals; (2) contempt proceedings; (3) garnishment, levee, and debtor and third party examinations; (4) discovery; and
(5) bankruptcy proceedings, including, without limitation, all motions, adversary proceedings and contested and uncontested matters in a case under Title 11 of the U.S. Code, where a party has appeared through counsel to protect its interests as a creditor under the Bankruptcy Code. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

         Section 10.18 Time of the Essence. Time is of the essence of each and every provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER                                   BUYER

IGP X SHADOW RIDGE MEADOWS               MARK GOSSELIN, TRUSTEE OF THE
LTD., a California Limited Partnership   MARK GOSSELIN TRUST DATED
                                         OCTOBER 31, 2001

By: IGP X SHADOW RIDGE MEADOWS           By: /s/ Mark Gosselin
    MANAGEMENT, INC.,                        -----------------------------
    a California corporation                 Name:  Mark Gosselin
                                             Title: Trustee.
By: /s/ David W. Maurer
    ------------------------------
    Name:  David W. Maurer
    Title: President

                              ESCROW HOLDER CONSENT

         Escrow Holder hereby acknowledges that it has received a fully executed or executed counterparts of the foregoing Agreement and agrees to act as Escrow Holder thereunder and to be bound by the provisions thereof.

ESCROW HOLDER:

STEWART TITLE COMPANY

By:       /s/ J.C. Demas                                   Date: 117/9/03, 2003
       ------------------------------
       Name:  J.C. Demas
       Title: Commerical Escrow Officer                    Escrow No.: 1050932

                                     1 of 1

                                  EXHIBIT "A"
                              DESCRIPTION OF LAND

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL A OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS ONLY, OVER THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; SAID POINT FORMED BY THE INTERSECTION OF TWO COURSES: NORTH 27 37' 40" EAST 343.67 FEET AND NORTH 62 22' 20" WEST" 37.48 FEET, THENCE ALONG SAID WESTERLY BOUNDARY LINE AND THE NORTHERLY BOUNDARY LINE OF SAID PARCEL B THE FOLLOWING COURSES: NORTH 62 22' 20" WEST 37.48 FEET TO A POINT ON THE ARC OF A NON-TANGENT 200.00 FOOT RADIUS CURVE CONCAVE WESTERLY. A RADIAL LINE TO SAID POINT BEARS SOUTH 71 59' 40" EAST; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 16 14' 24", A DISTANCE OF 56.69 FEET TO A POINT OF REVERSE CURVATURE OF A 200.00 FOOT RADIUS CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25 46' 34", A DISTANCE OF 89.98 FEET; THENCE NORTH 27 32' 30" EAST 10.00 FEET; THENCE SOUTH 62 27' 30' EAST 35.35 FEET TO A POINT ON
A NON-TANGENT 24.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 23 46' 34" WEST; THENCE LEAVING SAID BOUNDARY LINE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 38' 41", A DISTANCE OF 17.03 FEET TO A POINT OF COMPOUND CURVATURE OF A 170.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 64 25' 15" WEST; THENCE SOUTHWESTERLY ALONG THE; ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 5'11'58", A DISTANCE OF 15.43 FEET; THENCE TANGENT TO SAID CURVE SOUTH 20 22' 47" WEST 77.51 FEET TO THE BEGINNING OF A TANGENT 34.00 FOOT RADIUS
CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 82 31' 08", A DISTANCE OF 48.97

FEET TO A POINT ON THE; PROLONGATION OF THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; THENCE ALONG SAID PROLONGATION SOUTH 27 37' 40" WEST 13.00 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR GRADING, EXCAVATION, CONSTRUCTION, USE AND MAINTENANCE OF SLOPES AND INCIDENTAL PURPOSES THERETO OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14100, IN THE CITY OF OCEANSIDE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 30, 1985 AS FILE NO. 85-493506 OF OFFICIAL RECORD, AS SHOWN ON EXHIBIT "C" OF THAT CERTAIN "SLOPE EASEMENT AGREEMENT" RECORDED MARCH 31, 1987 AS FILE NO, 87-167797 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL A, ABOVE DESCRIBED.

                                   EXHIBIT "B"
                            LIST OF PERSONAL PROPERTY

                                [To be attached]

                                  EXHIBIT "C"

                       ESCROW HOLDER'S GENERAL PROVISIONS

                                [To be attached]

                               GENERAL PROVISIONS

1. DEPOSIT OF FUNDS, OPPORTUNITY TO EARN INTEREST AND PRORATIONS

All funds received in this escrow shall be deposited with other escrow funds into one or more non-interest bearing escrow accounts at a financial institution selected by Escrow Agent. Escrow Agent shall not be responsible and shall have no liability for any delay In closing this escrow if the funds deposited are not available for immediate withdrawal as a matter of right pursuant to California Insurance Code Section 12413.1 et. seq. Funds deposited in the financial institution are insured only to the limit provided by the Federal Deposit Insurance Corporation. Escrow Holder shall not be held responsible for lost interest due to wire delays caused by any bank or the federal Reserve System, and recommends that all parties make themselves aware of banking legislations with regards to placement of wires.

You have the opportunity to earn interest on the funds you deposit with us by instructing us to deposit your funds in an interest bearing account. (You do not have an opportunity to earn interest on any funds deposited by a lender) if you elect to earn interest, there is an additional fee in the amount of $50.00 for establishing and maintaining such an account. It is important that you consider this cost as it may exceed the actual interest you earn.

Should you not elect to earn interest on your deposit, your funds will be deposited in our General Escrow Account at a financial institution insured by the FDIC. This is a non-interest bearing account; however, Stewart Title of California, Inc. may receive certain financial benefits from that financial institution because of the General Escrow Account and its on-going banking relationship. These benefits may include, without limitation, credits allowed by such financial institution on loans to Stewart Title of California, Inc. and earnings on investments made with the proceeds of such loans, accounting, reporting and other services and products of such financial institution. We do not have an obligation to account to you in any manner for the value of, or to compensate any party for, any benefit received by Stewart Title of California, Inc. Any such benefits shall be deemed additional compensation of Stewart Title of California, Inc. for its services in connection with the escrow.

All prorations and/or adjustments called for in this escrow shall be made on the basis of a 30 day month or 360 day year, unless otherwise instructed in writing. Proration of real property taxes including supplemental real property taxes, will be made on the basis of the latest available figures provided to Escrow Holder.

The phrase close of escrow (COE) as used herein means the date on which instruments/documents are recorded.

Disbursements from this escrow will be made by check of Escrow Holder. Unless otherwise instructed in writing, checks will be issued jointly to the parties designated as payees. Signatures (including initials) of principals or their duly authorized agents on any documents/instrument and/or instruction pertaining to this escrow indicate approval of same.

2. SPECIAL RECORDINGS

If a "SPECIAL RECORDING" is arranged and completed, meaning recording the documents called for in this escrow, at any time other than the standard recording time for title companies, then all parties hereto represent and warrant that during the period of time between the standard recording time and the time the documents are actually recorded pursuant to the "SPECIAL RECORDING" , no additional liens, encumbrances, or exceptions to the title whether involuntary or voluntary, of any kind or nature will attach to or be recorded against the subject property, nor will the subject property be otherwise transferred or conveyed. All parties hereby expressly agree to indemnify and hold Escrow Holder harmless from all claims, losses or damages and attorney's fees resulting from any such additional liens, encumbrances, exceptions to title, transfers or conveyances.

3. AUTHORIZATION TO DELIVER

If it is necessary, proper or convenient for the consummation of this escrow, Escrow Holder is authorized to deposit or have deposited funds or documents, or both, handed to Escrow Holder under these escrow instructions with any duly authorized sub-escrow agent, including, but not limited to, any bank, trust company, title insurance company, title company, savings and loan association, or licensed escrow agent, at or before close of escrow in connection with closing this escrow. Any such deposit shall be deemed a deposit under the meaning of these escrow instructions.

4. AUTHORIZATION TO FURNISH COPIES

furnishing copies of any/all escrow instructions, amendments, supplements, preliminary reports, notices of cancellation and closing statements in this escrow to the real estate broker(s), lenders and/or attorney's representing principals to this escrow is authorized. Escrow holder shall not incur any liability to the parties for delivery of said copies.

5. TIME AND WRITTEN NOTIFICATION

Time is of the essence. In the event the conditions of this escrow have not been complied with at the expiration of the lime provided for herein you are permitted, though not required, to complete the same at the earliest possible date thereafter. No notice, demand or change of instructions shall be of any effect to alter, amend, supplement, or vary the terms of these instructions unless given in writing and signed by all parties affected thereby.

6. CANCELLATION PROVISIONS

Any principal instructing Escrow Holder to cancel escrow shall file notice of cancellation in Escrow Holder's office in writing and so state the reason for cancellation. Upon receipt of same, Escrow Holder shall prepare cancellation instructions for signatures of the principals and shall forward same to the principals. Upon receipt of mutually agreeable cancellation instructions signed by all principals and after payment of Escrow Holder's cancellation charges, Escrow Holder is authorized to comply with such instructions and cancel the escrow.

7. ACTION IN INTERPLEADER OR OTHER COURT OR LEGAL PROCEEDINGS

The principals hereto expressly agree that Escrow Holder has the absolute right, at its election, to file an action in interpleaded requiring the principals to answer and litigate their several claims and rights among themselves and Escrow Holder is authorized to deposit with the clerk and the court, all documents, instruments and funds held in escrow. In the event such action is filed, the principals jointly and severally agree to pay Escrow Holder's cancellation charges and costs, expenses and reasonable attorney's fees it is required to expend or incur in such interpleaded action, the amount thereof to be fixed and judgment therefore to be rendered by the court. Upon filing of such action, Escrow Holder is thereupon fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this escrow.

8. PERSONAL PROPERTY TAX

Escrow Holder is not responsible for any personal property tax which may be assessed to any former owner of the property that is the subject of this escrow, nor for the corporation or license tax of any corporation as a former owner. No examination or insurance as to the amount of payment of personal taxes is required unless specifically requested.

9. LIMITATION ON DUTY TO INFORM

It is agreed by the parties hereto, that so far as Escrow Holder's rights and liabilities are involved, the transaction is an escrow and not any other legal relation and STEWART TITLE OF CALIFORNIA, INC. is an Escrow Holder only on the within expressed terms, and Escrow Holder shall have no responsibility for notifying any of the parties of this escrow of any sale, resale, loan, exchange or other transaction involving any property herein described or of the profit realized by any person, firm or corporation (broker, agent and parties to this and/or other escrow included), in connection therewith, regardless of the fact that such transaction(s) may be handled concurrently by Escrow Holder in this escrow or in another escrow.

10. LEGAL ADVICE

The parties acknowledge and understand that Escrow Holder is not authorized to practice law, nor give financial advice. The parties are hereby advised to seek legal and financial counsel and advice concerning the effect of these escrow instructions. The parties acknowledge that no representations are made by Escrow Holder about the legal sufficiency, legal consequences, financial effect or tax consequences of the within escrow instructions.

11. DISCLOSURE OF CONDITIONS PRECEDENT

The panics to this escrow, by execution thereof, acknowledge their duty to Escrow Holder of full disclosure of those matters, which shall effect the transfer of subject properly and conditions of title (inclusive of real personal and intangible property, which matters may result in a lien against subject property). Disclosure shall include, but not limited to: water, stock, owners association or maintenance dues, contractual obligations not automatically terminated upon sale, notes, deeds of trust and vendors liens.

12. STATE/FEDERAL CODE NOTIFICATION

According to Federal law, the Seller(s), when applicable, will be required to complete a 1099-S Worksheet that will be utilized to generate a 1099 reporting statement to the Internal Revenue Service.

You are released from and shall have no liability, obligations or responsibility with respect to (a) withholding of funds pursuant to Section 1445 of the Internal Revenue Code of 1984, "Foreign Investors in Real Property Act" (FIRPTA), as amended (b) advising of requirements, (c) determining whether the seller is a foreign person, under such Section, or (d) obtaining a non-foreign affidavit or other exemption from withholding under such Section nor otherwise making any inquiry concerning compliance with such Section by any party to this transaction.

IN ACCORDANCE WITH SECTION 18662 AND 18668 OF THE REVENUE AND TAXATION CODE. A BUYER MAY BE REQUIRED TO WITHHOLD ANY AMOUNT EQUAL TO 3-1/3 PERCENT OF THE SALES PRICE IN THE CASE OF A DISPOSITION OF CALIFORNIA REAL PROPERTY
INTEREST, BY EITHER:

1) A SELLER WHO IS AN INDIVIDUAL OR DISBURSEMENT INSTRUCTIONS AUTHORIZED THE PROCEEDS TO BE SENT TO A FINANCIAL INTERMEDIARY OF: THE SELLER, OR

2)       A CORPORATE SELLER THAT HAS NO PERMANENT PLACE. OF BUSINESS IN
         CALIFORNIA.

FOR FAILURE TO WITHHOLD, THE BUYER MAY BECOME SUBJECT TO PENALTY EQUAL TO THE GREATER 01- 10 PERCENT OF THE- AMOUNT REQUIRED TO BE WITHHELD OR FIVE HUNDRED DOLLARS ($500.00).

HOWEVER, NOTWITHSTANDING ANY OTHER PROVISION INCLUDED IN THE CALIFORNIA STATUTES REFERENCES ABOVE, NO BUYER WILL BE REQUIRED TO WITHHOLD ANY AMOUNT OR BE SUBJECT TO PENALTY FOR FAILURE TO WITHHOLD IF:

1) THE SALES PRICE OF THE CALIFORNIA REAL PROPERTY CONVEYED DOES NOT EXCEED ONE HUNDRED THOUSAND DOLLARS ($I00,000.00), OR

2) THE SELLER EXECUTES A WRITTEN CERTIFICATE, UNDER THE PENALTY OF PERJURY, CERTIFYING THAT THE SELLER IS A CORPORATION WITH A PERMANENT PLACE OF BUSINESS !N CALIFORNIA, OR

3) THE SELLER, WHO IS AN INDIVIDUAL, EXECUTES A WRITTEN CERTIFICATE UNDER THE PENALTY OF PERJURY, OF ANY OF THE FOLLOWING:

         A) THAT THE- CALIFORNIA REAL PROPERTY BEING CONVEYED IS THE SELLER'S PRINCIPAL RESIDENCE (WITHIN THE MEANING OF SECTION 121 OF THE INTERNAL REVENUE CODE).

         B) THAT THE CALIFORNIA REAL PROPERTY BEING CONVEYED IS OR WILL BE EXCHANGED FOR PROPERTY OF LIKE KIND (WITHIN THE MEANING OF
                  SECTION 121 OF THE INTERNAL REVENUE CODE), BUT ONLY TO THE; EXTENT OF THE AMOUNT OF GAIN NOT REQUIRED TO BE RECOGNIZED FOR CALIFORNIA INCOME; TAX PURPOSES.

         C) THAT THE CALIFORNIA REAL PROPERTY HAS BEEN COMPULSORY OR INVOLUNTARILY CONVERTED (WITHIN THE MEANING OF SECTION 1033 OF THE INTERNAL REVENUE CODE) AND THAT THE SELLER INTENDS TO ACQUIRE PROPERTY SIMILAR OR RELATED IN SERVICE OR USE SO AS TO BE ELIGIBLE FOR NON-RECOGNITION OF GAIN FOR CALIFORNIA INCOME TAX PURPOSES.

         D) THAT TILL; CALIFORNIA REAL PROPERTY TRANSACTION WILE RESULT IN A LOSS FOR CALIFORNIA INCOME TAX PURPOSES.

THE SELLER IS SUBJECT TO PENALTY FOR KNOWINGLY FILING A FRAUDULENT CERTIFICATE FOR THE PURPOSE OF AVOIDING THE WITHHOLDING REQUIREMENT. 13. :NO ACTIVITY If there is no written activity by a principal to this escrow\within my six-months period after the time limit date as set forth, in the escrow instruction or written extension thereof, Escrow Holder's obligation shall terminate Escrow Holder's option. All documents, monies or other items deposited with Escrow Holder shall be retuned to the respective parties entitled thereto, less fees and charges herein provided

14.      CAPTIONS AND COUNTERPARTS

Captions in those escrow instructions are inserted for convenience of reference only and do not define, describe or limit the scope of the intent of these instructions or any of the terms hereof. These instructions may be executed in counterparts, each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and said counterparts together shall constitute one and the same instrument.

15.      BINDING

All terms of these escrow instructions shall be binding upon inure to the benefit and be enforceable by the parties hereto and there respective legal representatives, successors and assigns, In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

16.      USURY

Escrow Holder is not to be concerned with any question of usury in any loan or encumbrance involved in the processing of this escrow and is hereby released of any liability or responsibility therefore.

17.      CONFLICTING DEMANDS/INTERPLEADER

NO notice, demand or change of instructions shall be of any effect in this escrow unless given in writing by all parties affected; thereby If conflicting demands are made in connection with this escrow, Escrow Holder shall have the absolute right to either

Withhold and stop all proceedings, or file suit in the interpleader and obtain an order from the court requiring the parties to interplead their several claims and rights amongst themselves.

18.      FACSIMILE AND ELECTRONIC MAIL

All parties acknowledge that documents and instructions may be transmitted via facsimile (FAX) and/or electronic mail (e-mail). In the event the principals of this transaction, their agents, or assigns, utilize "facsimile (FAX)" transmitted instructions, Escrow Holder may rely and act upon such instructions in the same manner s if original signed instructions were in the possession of Escrow Holder. Any instructions for release of funds will require original signatures prior to said release.

19.      DISCRETIONARY TERMINATION

At the sole discretion of Escrow Holder, Escrow Holder may elect to terminate its escrow relationship with the principals to the escrow. Funds and documents will be returned upon mutual instructions of the appropriate parties.

20.      PURCHASE AGREEMENT

If any form of Purchase agreement or amendment or supplement (collectively "purchase Agreement") is deposited to this escrow, it is understood that such document shall be effective only as between the parties signing the Purchase Agreement. Escrow Holder's only duly is to comply with the instructions set forth in the escrow instructions and shall not be responsible for interpreting or acting on any provision of any Purchase Agreement on which these escrow instructions may be based. Escrow Holder shall not rely on any knowledge or understanding Escrow Holder may have of any such Purchase Agreement in ascertaining or performing the duties of Escrow Holder. In connection with any loan transaction, Escrow Holder is authorized to deliver a copy of any purchase agreement and a copy of the escrow instructions, supplements or amendments to the Lender.

21.      ENVIRONMENTAL DISCLOSURE

Notwithstanding any actual or other knowledge on the part of Escrow Holder, the parties agree to release Escrow Holder from any and all liability of any kind or nature and to indemnify any and all liability of any kind or nature and to indemnify Escrow Holder of any loss, damages, claims, judgments or costs of any kind or nature resulting from or related to the release or discharge of hazardous or toxic wastes on the subject property whether it occurred in the past of present or may occur in the future which release or discharge is in violation of law, in excess of any state and federal standards, permit requirements and/or disclosure requirements existing at this time or which may exist at a future time. The parties represent that they made their own assessment of the condition of the subject property and have not relied on any of your representations in making the assessment. The parties are advised to seck independent legal and technical environmental expert advise in assessing the risks associated with potential hazardous or toxic wastes.

22.      ADDITIONAL DOCUMENTS HANDED TO ESCORW HOLDER

Parties agree to hand Escrow Holder applicable documentation to establish their authority to act. Those documents may include, but shall not be limited to the following:

1)       If an individual Statement of Information

2) If a corporation: A corporate resolution signed by the Secretary of the Corporation, authorizing the acquisition, encumbrance (if applicable), or sale of the subject property, and designating the authorized signatories on behalf of the corporation, together (if applicable), or sale of the subject property, and designating the authorized signatories on behalf of the corporation, together with a copy of the Articles of Incorporation & By-Laws.

3) If a Trust copy of the Trust Agreement, any amendments thereto and/or a Certificate of Trust.

4) If a General Partnership: An original Statement of Partnership, in record able form (if not already recorded) to be recorded in the County in which the subject property is located. A copy of the partnership agreement is also requested.

5) If a Limited Partnership: The LP-I form, certified by the Secretary of State to record (if not already recorded) in the county in which the subject property is located. A copy of the partnership agreement is also requested.

6) If a Joint Venture: The requirements specified 1, 2 and 3 herein will be applicable as it relates to the entities which comprise the Joint Venture.

7) If a Limited Liability Company (LLC): The LLCI certified by the Secretary of State to record (if not already recorded) in the county in which the subject property is located. The ILCI must reflect an expiration date. One person must be named on the LICI as managing the LLC, or all members must sign. A copy of the operating agreement is required.

The parties further acknowledge that in the event the partners of a partnership are individuals. It may be required that each such partner submit a completed and executed Statement of Information.

If the Principals have any question regarding the disposition of Unclaimed Funds, in excess of $50.00 the Principals should contact the Controller of successor agency for the State of California.

23.      DESTRUCTION OF RECORDS

Escrow I Holder is authorized to destroy of otherwise dispose of any and all documents, papers, instructions, correspondence and other materials pertaining to this escrow at the excitation of seven (7) years from the close of escrow or cancellation thereof.

24. GOOD FUNDS

California insurance Code Section I2413.1 regulates the disbursement of escrow and sub-escrow funds by title companies The law requires that kinds be deposited in the title company escrow account and available for withdrawal prior to disbursement. Funds received via wire transfer may be disbursed upon receipt. Funds received via cashier's checks or teller checks drawn on a California Bank may be disbursed on the next business day after the day of deposit. If funds are received by any other means, recording and/or disbursement may be delayed. STEWART TITLE OF CALIFORNIA, INC. shall not be responsible for accruals of interest or other charges resulting from compliance with the disbursement restrictions imposed by stale law

If any check submitted is dishonored upon presentment for payment, you are authorized to notify all principals and/or their respective agents of such nonpayment.

25. CHANGE IN OWNERSHIP REPORT

All parties arc aware that a "Preliminary Change in Ownership Form" is to be filed with the office of the County Assessor upon recordation of all transfer documents involving real properly. As an accommodation only, Escrow Holder shall provide necessary forms to the purchaser herein and in the event the completed form is deposited into escrow prior to close, Escrow Holder shall deliver same to County Assessor concurrently with recordation of the documents being recorded in this transaction

26.APPLICATION OF PAYOFF FUNDS

Should a cheek or wire be deemed unacceptable by lenders, creditors, lien holders or beneficiaries of Deeds of Trust, Escrow Holder is authorized to act on out behalf in requesting the funds, as well as any balance in an impound account, be applied towards the balance due.

27.INDEMNITY FOR ATTORNEY'S FEES AND COSTS

In the event suit is brought by any party or parties to this escrow, including Stewart Title of California. Inc., as against each other or others, including, Stewart Tide of California, Inc., which results in a dismissal of or judgment in favor of Stewart Title of California, Inc., the parties hereto agree to hold harmless, reimburse and indemnify Stewart Title of California, Inc., its officers and employees, from any loss, expenses, costs and attorney's fees incurred.

THIS AGREEMENT IN ALL PARTS APPLIES TO, INURES TO THE BENEFIT OF, AND BINDS ALL PARTIES HERETO, THEIR HEIRS, LEGATEES, DEVISEES, ADMINISTRATORS, EXECUTORS, SUCCESSORS AND ASSIGNS, AND WHENEVER THE CONTEXT SO REQUIRES THE MASCULINE GENDER INCLUDES THE FEMININE AND NEUTER, AND THE SINGULAR. NUMBER INCLUDES THE PLURAL. THESE INSTRUCTIONS AND ANY OTHER AMENDMENTS MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE CONSIDERED AS AN ORIGINAL AND BE EFFECTIVE AS SUCH.

MY/OUR INITIAL (S) HERE TO CONSTITUTES INSTRUCTION TO ESCROW HOLDER OF ALL TERMS AND CONDITIONS CONTAINED IN THIS AND ALL PRECEDING PAGES AND FURTHER SIGNIFIES THAT I/WE HAVE READ AND UNDERSTAND THESE GENERAL PROVISIONS.

                                              INITIAL:__________________________

Notice to Depositor.

Thank you for choosing Stewart Title California forma (Stewart Title) As you have deposited and/or will be depositing funds with Stewart Title, we deem it important that you are aware of an opportunity to earn interest, or in the alternative, to benefit from reduced escrow fees.

Should you not earn to earn interest on your deposit, Stewart Title will deposit your funds into its General Escrow Account at a financial institution insured by the EDIC. This is a non-interest bearing account, however, Stewart Title may receive certain financial benefits from that financial institution because of the General Escrow Account and Us on-going banking relationship. These benefits may include, without limitation, credits allowed by such financial institution on loans to Stewart Title and earnings on investments made with the proceeds of such loans, accounting, reporting and oilier services and products of such financial institution. These financial benefits enable Stewart Title of California to offer lower escrow fees that would otherwise be unavailable Unless you direct Stewart Title to open an interest-bearing account (as described below), Stewart Title shall have no obligation to account to you in any manner for the value of, or to compensate any party for, any benefit received by Stewart Title Any such benefits shall be deemed additional compensation of Stewart Title for its services in connection with the escrow.

If you elect, funds deposited prior to the close of escrow may be placed in an individual interest-bearing account. Should you elect to have your funds placed in an interest bearing account, Stewart Title personnel will expend time and effort to open said account, process signature cards, review and execute the account agreement, deal with account correspondence, process the proper closing of the account, maintain records and bank statements, and to process various other related duties. Stewart Title of California will charge an additional escrow fee in the amount of $50.00 for establishing and maintaining such an interest bearing account It is important that you provide careful consideration of this cost, as the cost may exceed the actual interest earned. Please note the following examples of a $1,000.00 and a 55,000.00 deposit into a 3% interest bearing account for a period of 30 days:

        $1,000.00 x 3% - 360 days x 30 days - $2.50.
        $5,000.00 x  3%  - 360 days x 30 days  -  $12.50

If you do not want your funds placed in an interest bearing account, you need do nothing further. Your funds will remain in or be placed in our General Escrow Account. If you do want your hinds to earn interest, please execute and return this document to Stewart Title of California. We will then forward the necessary paperwork, which must also be returned, in order to establish your interest bearing account. Please be advised that you alone are responsible for reporting any interest to the appropriate taxing authorities.

Election to earn interest.

I hereby authorize and instruct Slew art Title of California to open an interest bearing account at Stewart Title of California's depository bank, I hereby authorize you to charge and I hereby agree to pay the additional escrow fee for this service.

Signature:__________________________________               Date:________________

Signature:__________________________________               Date:________________

                                   EXHIBIT "D"
                                  FORM OF DEED

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

______________________________
______________________________
Attn:_________________________

MAIL TAX STATEMENTS TO:

______________________________
______________________________
Attn:_________________________

                                 (Space Above This Line For Recorder's Use Only)

                                   GRANT DEED

         For valuable consideration, 1GP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership ("Grantor"), hereby GRANTS to _________________ ("Grantee"), all that certain real property situated in City of Vista, County of San Diego, Slate of California, more particularly described on Schedule "1" attached hereto and incorporated herein by reference, together with all rights and privileges appurtenant thereto.

         SUBJECT TO all taxes and other assessments; all restrictions in patents; all liens, encumbrances, easements, rights-of-way, covenants, conditions, restrictions, obligations and liabilities as may appear of record, all matters which would be revealed or disclosed in an accurate survey of the Properly, all matters which would be revealed or disclosed by a physical inspection of the Property; and all interests of tenants in possession.

         Dated this _____ day of ____________, 2003.

                                              GRANTOR:

                                              IGP X SHADOW RIDGE MEADOWS, LTD.,
                                              a California limited partnership

                                              By: IGP X SHADOW RIDGE MEADOWS
                                                  MANAGEMENT, INC., a California
                                                  corporation
                                              By: ______________________________
                                                  Name: David W. Maurer
                                                  Title: President

                                  SCHEDULE "1"
                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL A OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS ONLY, OVER THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF' OFFICIAL RECORDS. MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; SAID POINT FORMED BY THE INTERSECTION OF TWO COURSES: NORTH 27 37' 40" EAST 343.67 FEET AND NORTH 62 22' 20" WEST 37.48 FEET; THENCE ALONG SAID WESTERLY BOUNDARY LINE AND THE NORTHERLY BOUNDARY LINE OF SAID PARCEL B THE, FOLLOWING COURSES: NORTH 62 22' 20" WEST 37.48 FEET TO A POINT ON THE ARC OF A NON-TANGENT 200.00 FOOT RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE TO SAID POINT BEARS SOUTH 71 59' 4" EAST, THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 16 14' 24", A DISTANCE OF 56.69 FEET TO A POINT OF REVERSE CURVATURE OF A 200.00 FOOT RADIUS CURVE CONCAVE EASTERLY, THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25 46' 34", A DISTANCE OF 89.98 FEET; THENCE NORTH 27 32' 30" EAST 10.00 FEET; THENCE SOUTH 62 27' 30' EAST 35.35 FEET TO A POINT ON A NON-TANGENT 24.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 23 46' 34" WEST; THENCE LEAVING SAID BOUNDARY LINE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 38' 41", A DISTANCE OF 17.03 FEET TO A POINT OF COMPOUND CURVATURE OF A 170.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 64 25' 15" WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 511' 58", A DISTANCE OF 15,43 FEET; THENCE TANGENT TO SAID CURVE SOUTH 20 22' 47" WEST 77.51 FEET TO THE BEGINNING OF A TANGENT 34.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF

SAID CURVE THROUGH A CENTRAL ANGLE OF 82 31' 08", A DISTANCE OF 48.97 FEET TO A POINT ON THE PROLONGATION OF THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; THENCE ALONG SAID PROLONGATION SOUTH 27 37' 40" WEST 13.00 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR GRADING, EXCAVATION, CONSTRUCTION, USE AND MAINTENANCE OF SLOPES AND INCIDENTAL PURPOSES THERETO OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14100, IN THE CITY OF OCEANSIDE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 30, 1985 AS FILE NO. 85-493506 OF OFFICIAL RECORD, AS SHOWN ON EXHIBIT "C" OF THAT CERTAIN "SLOPE EASEMENT AGREEMENT" RECORDED MARCH 31, l987 AS FILL NO. 87-167797 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL A, ABOVE DESCRIBED

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF__________________)

         On __________________, 2003 before me, _____________________, a notary public in and for said Stale, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on (he instrument the persons(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       W1TNHSS my hand and official seal.         Signature_____________________
                                                  (Seal)

                              SEPARATE STATEMENT OF
                            DOCUMENTARY TRANSFER TAX

SAN DIEGO COUNTY RECORDER
1600 Pacific Highway
San Diego, CA 92101

Dear Sir:

         In accordance with California Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax due not be recorded with the attached deed, but be affixed to the deed after recordation and before return as directed on the deed.

         The deed names IGP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership, as Grantor, and _______________, as Grantee. The land and improvements being transferred are located in the City of Vista, County of San Diego, State of California.

         The amount of the documentary transfer tax due on the attached deed is _________________________ ($_______ ), computed on the full value of the improvements less encumbrances of record.

                                          IGP X SHADOW RIDGE MEADOWS, LTD.,
                                          a California limited partnership

                                          By: IGP X SHADOW RIDGE MEADOWS
                                              MANAGEMENT, INC., a California
                                              corporation

                                          By:___________________________________

                                             Name: David W. Maurer
                                             Title: President

                                   EXHIBIT "E"
                              FORM OF BILL OF SALE

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which arc hereby acknowledged, IGP X SHADOW RIDGE MEADOW'S, LTD., a California limited partnership ("Seller"), does hereby sell and convey to _________("Buyer"), any and all of Seller's light, title and interest in and to all tangible personal property located upon the land described in Schedule "1" attached hereto and hereby made a part hereof (the "Land") or within the improvements located thereon, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software) and used exclusively in the operation of the Land and improvements, AS IS, WHERE IS, AND WITHOUT WARRANTY of title or use, and without warranty, express or implied, of merchantability or fitness for a particular purpose.

         TO HAVE AND TO HOLD all of said personal properly unto Buyer, us successors and assigns, to its own use forever.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the ___ day of ________, 2003.

                                            SELLER

                                            IGP X SHADOW RIDGE MEADOWS, LTD.,
                                            a California limited partnership

                                            By: IGP X SHADOW RIDGE MEADOWS
                                                MANAGEMENT, INC., a California
                                                corporation

                                            By: /s/ David W. Maurer
                                                --------------------------------
                                            Name: David W. Maurer
                                            Title: President

                                   SCHEDULE"1"
                                LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL A OF PARCEL MAP NO- 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS ONLY, OVER THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; SAID POINT FORMED BY THE INTERSECTION OF TWO COURSES: NORTH 27 37' 40" EAST 343.67 FEET AND NORTH 62 22' 20" WEST 37.48 FEET; THENCE ALONG SAID WESTERLY BOUNDARY LINE AND THE NORTHERLY BOUNDARY LINE OF SAID PARCEL B THE FOLLOWING COURSES: NORTH 62 22' 20" WEST 37.48 FEET TO A POINT ON THE ARC OF A NON-TANGENT 200.00 FOOT RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE TO SAID POINT DEARS SOUTH 71 59' 40" EAST, THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 16 14' 24", A DISTANCE OF 56.69 FEET TO A POINT OF REVERSE CURVATURE OF A 200.00 FOOT RADIUS CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25 46' 34", A DISTANCE OF 89.98 FEET; THENCE NORTH 27 32' 30" EAST 10.00 FEET; THENCE SOUTH 62 27' 30" EAST 35.35 FEET TO A POINT ON A NON-TANGENT 24.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 23 46' 34" WEST; THENCE LEAVING SAID BOUNDARY LINE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE: THROUGH A CENTRAL ANGLE OF 40 38' 41", A DISTANCE OF 17.03 FEET TO A POINT OF COMPOUND CURVATURE OF A 170.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 64 25' 15" WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 511' 58", A DISTANCE OF 1543 FEET; THENCE TANGENT TO SAID CURVE SOUTH 20 22' 47" WEST 77,51 FEET TO THE BEGINNING OF A TANGENT 34.00 FOOT RADIUS CURVE CONCAVE; NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF

SAID CURVE THROUGH A CENTRAL ANGLE OF 82 31' 08", A DISTANCE; OF 48,97 FEET TO A POINT ON THE PROLONGATION OF THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; THENCE ALONG SAID PROLONGATION SOUTH 27 37' 40" WEST 13.00 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR GRADING, EXCAVATION, CONSTRUCTION, USE AND MAINTENANCE OF SLOPES AND INCIDENTAL PURPOSES THERETO OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14100, IN THE CITY OF OCEANSIDE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 30, 1985 AS FILE NO. 85-493506 OF OFFICIAL RECORD, AS SHOWN ON EXHIBIT "C" OF THAT CERTAIN "SLOPE EASEMENT AGREEMENT" RECORDED MARCH 31, 1987 AS FILE NO. 87-167797 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL A, ABOVE DESCRIBED.

                                   EXHIBIT "F"
                          FORM OF ASSIGNMENT OF LEASES

         THIS ASSIGNMENT OF LEASES ("Assignment") is made as of this _ day of

_____________________________________, 2003, between IGP X SHADOW RIDGE
MEADOWS," LTD, a California limited partnership ("Assignor"), and ______________________, a________________ ("Assignee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in that certain Purchase and Sale Agreement and Escrow instructions dated effective as of December 8, 2003, between Assignor, as Seller, and Assignee, as Buyer (the "Purchase Agreement").

         Pursuant to the Purchase Agreement, Assignor is concurrently herewith transferring and conveying to Assignee all right, title and interest of Assignor in and to the Real Properly described on Schedule "1" attached hereto and incorporated herein by reference. As part of such transaction, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under the Leases, including the Lease(s) described on Schedule "2" attached hereto and incorporated herein by reference, together with all Security Deposits tendered under the Leases remaining in the possession of Assignor.

         Subject to the terms of the Purchase Agreement and the express obligations and responsibilities of the parties thereunder, Assignee does hereby assume and agree to perform all of Assignor's obligations and liabilities under or with respect to the Leases accruing from and after the dale hereof.

         Assignor hereby agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims pertaining to the Leases arising prior to Closing, and Assignee hereby agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims pertaining to the Leases arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' Security Deposits to the extent paid, credited or assigned lo Assignee pursuant to the Purchase Agreement.

         This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns. Each entity constituting Assignee shall be jointly and severally liable for all obligations of Assignee hereunder.

         This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                   Pace 1 of 2

         IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR                                    ASSIGNEE

IGP X SHADOW RIDGE MEADOWS                  __________________________________,
LTD., a California Limited Partnership      a ________________________________

By: IGP X SHADOW RIDGE MEADOWS          By: __________________________________
    MANAGEMENT. INC.,                       Name: ____________________________
    a California corporation                Title: ___________________________

By: _____________________________
    Name: David W. Maurer               By: __________________________________
    Title: President                    Name: ________________________________
                                        Title: _______________________________

                                  SCHEDULE "1"
                                LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL A OF PARCEL MAP NO, 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS ONLY, OVER THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER Or SAN DIEGO COUNTY, FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; SAID POINT FORMED BY THE INTERSECTION OF TWO COURSES: NORTH 27 37' 40" EAST 343.67 FEET
AND NORTH 62 22' 20" WEST 37.48 FEET; THENCE ALONG SAID WESTERLY BOUNDARY LINE AND THE NORTHERLY BOUNDARY LINE OF SAID PARCEL B THE FOLLOWING COURSES: NORTH 62 22' 20" WEST 37.48 FEET TO A POINT ON THE ARC OF A NON-TANGENT 200.00 FOOT RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE TO SAID POINT BEARS SOUTH 71 59' 40" EAST, THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 16 14' 24", A DISTANCE OF 56.69 FEET TO A POINT OF REVERSE CURVATURE OF A
200.00 FOOT RADIUS CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL, ANGLE OF 25 46' 34", A DISTANCE OF 89.98 FEET; THENCE NORTH 27 32' 30" EAST 10.00 FEET; THENCE SOUTH 62 27' 30" EAST 35.35 FEET TO A POINT ON A NON-TANGENT 24.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 23 46' 34" WEST; THENCE LEAVING SAID BOUNDARY LINE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 38' 41", A DISTANCE OF" 17.03 FEET TO A POINT OF COMPOUND CURVATURE OF A 170.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 64 25' 15" WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 5 11' 58", A DISTANCE OF 15.43 FEET; THENCE TANGENT TO SAID CURVE SOUTH 20 22' 47" WEST 77.51 FEET TO THE BEGINNING OF A TANGENT 34.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 82 31' 08", A DISTANCE OF 48.97

FEET TO A POINT ON THE PROLONGATION OF THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; THENCE ALONG SAID PROLONGATION SOUTH 27 37' 40" WEST 13.00 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR GRADING, EXCAVATION, CONSTRUCTION, USE AND MAINTENANCE OF SLOPES AND INCIDENTAL PURPOSES THERETO OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14100, IN THE CITY OF OCEANSIDE, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 30, 1985 AS FILE NO. 85-493506 OF OFFICIAL RECORD, AS SHOWN ON EXHIBIT "C" OF THAT CERTAIN "SLOPE EASEMENT AGREEMENT" RECORDED MARCH 31, 1987 AS FILE NO. 87-167797 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL A, ABOVE DESCRIBED.

                                  SCHEDULE "2"
                                     LEASES

                                [TO BE ATTACHED]

                                   EXHIBIT "G"
                        FORM OF ASSIGNMENT AND ASSUMPTION
                          OF CONTRACTS AND INTANGIBLES

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES ("Assignment") is made as of December 8, 2003, between IGP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership ("Assignor"), and_____________, a______("Assignee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in that certain Purchase and Sale Agreement and Escrow Instructions dated effective as of December 8, 2003, between Assignor, as Seller, and Assignee, as Buyer (the "Purchase Agreement").

         Pursuant to the Purchase Agreement, Assignor is concurrently herewith transferring and conveying to assignee all right, title and interest of Assignor in and to the Real Property described on Schedule "1" attached hereto and incorporated herein by reference. As part of such transaction, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following:

                  (i) the Service Contracts listed and described on Schedule "2" attached hereto and incorporated herein by reference; and

                  (ii) all other Intangibles relating to the Real Property or Personal Properly.

All items described in (i) and (ii) above are hereinafter collectively referred to as the "Assigned Contracts and Intangibles."

         Subject to the terms of the Purchase Agreement and the express obligations and responsibilities of the parties thereunder, Assignee does hereby assume and agree to perform all of Assignor's obligations and liabilities under the Assigned Contracts and Intangibles accruing from and after the date hereof.

         Assignor hereby agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims pertaining to the Assigned Contracts and Intangibles arising prior to Closing, and Assignee hereby agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims pertaining to the Assigned Contracts and Intangibles arising from and after the Closing.

         This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns. Each entity constituting Assignee shall be jointly and severally liable for all obligations of Assignee hereunder.

         This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.


ASSIGNOR                                        ASSIGNEE

IGP X SHADOW RIDGE MEADOWS                      ________________________________
LTD., a California Limited Partnership          a_______________________________

By: IGP X SHADOW RIDGE MEADOWS                  By:_____________________________
    MANAGEMENT, INC.,                              Name:________________________
    a California corporation                       Title:_______________________

By:___________________________________
   Name: David W. Maurer                        By:_____________________________
   Title: President                                Name:________________________
                                                   Title:_______________________

                                  SCHEDULE "1"

                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL A OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS ONLY, OVER THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14711, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 27, 1987 AS FILE NO. 87-105065 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY LINE OF SAID PARCEL B; SAID POINT FORMED BY THE INTERSECTION OF TWO COURSES: NORTH 27 37' 40" EAST 343.67 FEET AND NORTH 62 22' 20" WEST 37.48 FEET; THENCE ALONG SAID WESTERLY BOUNDARY LINE AND THE NORTHERLY BOUNDARY LINE OF SAID PARCEL B THE FOLLOWING COURSES: NORTH 62
22' 20" WEST 37.48 FEET TO A POINT ON THE ARC OF A NON-TANGENT 200.00 FOOT RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE TO SAID POINT BEARS SOUTH 71 59' 40" EAST; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 16 14' 24", A DISTANCE OF 56.69 FEET TO A POINT OF REVERSE CURVATURE OF A
200.00 FOOT RADIUS CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25 46' 34", A DISTANCE OF 89.98 FEET; THENCE NORTH 27 32' 30" EAST 10.00 FEET; THENCE SOUTH 62 27' 30' EAST 35.35 FEET TO A POINT ON A NON-TANGENT 24.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 23 46' 34" WEST; THENCE LEAVING SAID BOUNDARY LINE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40 38' 41", A DISTANCE OF 17.03 FEET TO A POINT OF COMPOUND CURVATURE OF A 170.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH A RADIAL LINE BEARS NORTH 64 25' 15" WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 5 11,58", A DISTANCE OF 15.43 FEET; THENCE TANGENT TO SAID CURVE SOUTH 20 22' 47" WEST 77.51 FEET TO THE BEGINNING OF A TANGENT 34.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 82 31 08", A DISTANCE OF 48.97 p
FEET TO A POINT ON THE PROLONGATION OF THE WESTERLY BOUNDARY LINE OF SAID
PARCEL B; THENCE ALONG SAID PROLONGATION SOUTH 27 37' 40" WEST 13.00 FEET TO
THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR GRADING, EXCAVATION, CONSTRUCTION, USE AND MAINTENANCE OF SLOPES AND INCIDENTAL PURPOSES THERETO OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF PARCEL MAP NO. 14100, IN THE CITY OF OCEANSIDE, COUNTY OF SAN
DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 30, 1985 AS FILE NO. 85-493506 OF OFFICIAL RECORD, AS SHOWN ON EXHIBIT "C" OF THAT CERTAIN "SLOPE EASEMENT AGREEMENT" RECORDED MARCH 31, 1987 AS FILE NO. 87-167797 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL A, ABOVE DESCRIBED.

                                  SCHEDULE "2"

                                   CONTRACTS

                                 TO BE ATTACHED

                                   EXHIBIT "H"

                              FORM OF TENANT NOTICE

TENANT NOTIFICATION LETTER

[DATE OF SALE CLOSING]

HAND DELIVERED

TO:      All Tenants at 1500 South Melrose Drive, Vista, CA

RE:      1500 South Melrose Drive
         Notification Regarding Change of Ownership

         This letter is to notify you as a Tenant of the properly located at 1500 South Melrose Drive, Vista, California (the "Property"), that the Property has been sold by IGP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership ("Seller"), to __________, a ___________________ ( "Buyer"). As of
the date hereof, Seller has assigned your Lease and the security deposit amount held pursuant to the Lease to Buyer. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

                  TO :   __________________________

                  ATTN:  __________________________

                  AT:    __________________________

         As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, Buyer as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Buyer shall not relieve you of the obligation of making said payment to Buyer.

                                     SELLER:

                                     IGP X SHADOW RIDGE MEADOWS, LTD.,
                                     a California limited partnership

                                     By:  IGP X SHADOW RIDGE MEADOWS
                                          MANAGEMENT, INC., a California
                                          corporation

                                     By:________________________________________
                                        Name: David W Maurer
                                        Title: President

                                  EXHIBIT "I-1"

                           FORM OF FIRPTA CERTIFICATE

                    CERTIFICATE REGARDING FOREIGN INVESTMENT
                            IN REAL PROPERTY TAX ACT

                              (ENTITY TRANSFEROR)

         Section 1445 of the Internal Revenue Code provides that the transferee of a United Slates property interest must withhold tax if the transferor is a foreign person. To inform _______ ,a _______("Buyer"), that withholding of tax is not required upon the disposition of a United States real property interest by IGP X SHADOW RIDGE MEADOWS, LTD., a California limited partnership ("Seller"), and with the knowledge that Buyer will rely upon the following statements, Seller hereby certifies the following facts to Buyer:

         1. Seller is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

         2. Seller's United States Employer Identification Number/Social Security Number is: ____________

         3. Seller's office address is: 11230 Sorrento Valley Road, Suite 220, San Diego, California 92121-1329.

         Seller understands that Buyer may disclose this certification to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury, the undersigned declare that I/we have examined this Certificate and, to the best of my/our knowledge and belief, it is true, correct and complete, and I/we further declare that I/we have authority to sign this document on behalf of Seller.

Dated as of___________,2003                  SELLER

                                               IGP X SHADOW RIDGE MEADOWS, LTD.,
                                             a California limited partnership

                                             By: IGP  X SHADOW RIDGE MEADOWS
                                                 MANAGEMENT, INC., a California
                                                 corporation

                                             By:________________________________
                                                Name: David W. Manrer
                                                Title: President

                                 EXHIBIT "I-2"

               REAL ESTATE WITHHOLDING EXEMPTION CERTIFICATE AND       CALIFORNI
YEAR                WAIVER REQUEST FOR NON-INDIVIDUAL SELLERS            A FORM

2003                                                                    593-W

                                  [ILLEGIBLE]

                              SELLER'S INFORMATION
--------------------------------------------------------------------------------------------
Name                                        [ ] CA        [ ]      [ ] SOS      [ ] Social
IGP X SHADOW RIDGE  MEADOWS, LTD., a        corp. no.     FEIN     file no.     security no.
California limited partnership              [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
--------------------------------------------------------------------------------------------
Address                                     Private Mailbox     NOTE:  If you do not furnish
11230 Sorrento Valley Road, Suite 220       no.                        your lax ID number
                                            [ ] [ ] [ ] [ ] [ ]        this certificate is
                                                                       void.
--------------------------------------------------------------------------------------------
City, State, ZIP Code                       Daytime number             Ownership
San Diego, CA 92121-1329                   (858)457-2750               percentage       100%
--------------------------------------------------------------------------------------------
Property address (if no street address, provide parcel number and country)
--------------------------------------------------------------------------------------------

Read the following and check the appropriate box. SEE LINE-BY-LINE INSTRUCTIONS,
PART 1 - WITHHOLDING EXEMPTION CERTIFICATE.

                                                                        YES   NO

1.   Is the total sales price of this property, before applying your
     percentage of ownership, $100,000 or less?.....................    [ ]  [ ]


2    Is the seller a corporation that is either qualified through the California Secretary of State or has a permanent place of
     business in California?........................................    [ ]  [ ]

3    Is the seller a partnership with recorded title to the property    [ ]  [ ]
     in the name of the partnership? (If yes, the partnership must still file a California tax return to report the sale and withhold on foreign and domestic nonresident partners as required. Gel FTB Pub. 1017, Nonresident Withholding Partnership Guidelines, for withholding information.)

4. Is the seller (recorded title holder) a limited liability company [ ] [ ] (L.L.C) that is classified as a partnership and is not a disregarded single member
     LLC for federal and California income tax purposes?
     (If yes, the LLC must still file a California tax return to report the sale and withhold on foreign and domestic nonresident members as required. Get FIB Pub. 1017, Nonresident Withholding Partnership Guidelines, for withholding information.)..

5.   Is the seller a tax-exempt entity under either California or       [ ]  [ ]
     federal law?...............................................

6.   Is the seller an irrevocable trust with at least one trustee
     who is a California resident? (If yes, the                         [ ]  [ ]
     trust must still file a California

     tax return to report the sale and withhold when distributing
     California source taxable income to nonresident beneficiaries as required.

     Get FTB Pub. 1023, Nonresident Withholding Independent
     Contractor, Rent & Royally Guidelines, for withholding
     information.)...................................................

7.   Is the seller an estate where the decedent was a California
     resident at the time of death? (If yes, the                       [ ]  [ ]
     estate must still file a California fiduciary tax return to report the sale and withhold when distributing
     California source taxable income to nonresident beneficiaries as required.

     Gel FTB Pub. 1023, Nonresident Withholding Independent
     Contractor, Rent & Royalty Guidelines, for withholding
     information.)...................................................

8.   Is the seller a bank or a bank acting as a fiduciary for a trust? [ ]  [ ]

9.   Is the seller an insurance company, Individual Retirement Account [ ]  [ ]
     (IRA), or qualified pension/profit sharing plan?...............

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent. I understand that completing this form does not exempt me from filing a California income or franchise tax return to report this sale.

     Seller's name and title (type or print)___________________________________

     Seller's signature _______________________________________________________
     Date: ____________________________________________________________________


If you answered "YES" to any of the above questions, STOP HERE. You are exempt from the real estate withholding requirements. Provide this form to your escrow company or the buyer (withholding agent).

If you answered "NO" to all of the above questions, you are subject to the real estate withholding requirements. file required withholding is 3 1/3 percent of the total sales price. Do you expect your tax liability from the sale of this property to be substantially less than that amount? If so, would you like to request a reduced amount of withholding?

     [ ] Yes. Complete the Withholding Waiver Request (Part II) and send it to the Franchise Tax Board.

     [ ] No. STOP HERE. Your escrow officer will withhold 3 1/3 percent of the total sales price and send it to us on your behalf. Obtain the seller's copy of Form 597, Real Estate Withholding Tax Statement, from the escrow officer to attach to your California income tax return when you file and claim the amount withheld.

WITHHOLDING AGENT: If you have a requirement to withhold, complete Form 597, Real Estate Withholding Tax Statement, and send one copy to us with the withholding payment and give two copies to the seller. Refer to the Form 597 Instructions.

FOR PRIVACY ACT NOTICE, GET FORM    593W03103   Form 593-W C2 (NEW 12-2002) Side
FTB 1131.                                                                      1

                                                                       CALIFORNI
YEAR                                                                     A FORM

 2003                                                                     593-W

                                   [ILLEGIBLE]

                              SELLER'S INFORMATION

---------------------------------------------------------------   ---------------  -----------------------------------
Name of seller (if more than one, see Part II - Withholding       SELLER'S ENTITY  [ ] California corporation
Waiver Request Instructions for multiple sellers)                 TYPE             no. [ ] FEIN
                                                                                   [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
---------------------------------------------------------------   ---------------  -----------------------------------
Mailing address                             Private Mailbox       [ ] Corporation  Seller's social security
                                            no.                                    number (SSN)
                                            [ ] [ ] [ ] [ ] [ ]   [ ] S            [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
---------------------------------------------------------------   ---------------  -----------------------------------
City, state and ZIP Code (province, country , and postal          Corporation      Seller's email address
zone)
---------------------------------------------------------------   ---------------  ------------------------------
Daytime number                              Ownership             [ ] Extate
(     )                                     percentage            [ ] Trust
---------------------------------------------------------------   ---------------  ------------------------------

Provide a brief explanation of your reason for requesting a waiver or reduced withholding. See instructions for examples of situations for which a waiver or reduced withholding is allowed and for the required information and documentation.

                              PROPERTY INFORMATION

Property address (if no street address, provide parcel number and county)

-----------------------------------------------------          --------------------------------------------
 Seller acquired property by (check one):                      Date seller acquired property
[ ] Purchase [ ] Inheritance
-----------------------------------------------------          --------------------------------------------
Foreclosure/Repossession                                       Seller's adjusted basis:
[ ] Gift     [ ] 1031 Exchange  call (888)
792-4900 U.S. toll-free                                            Purchase price $______________________
                         or (916) 845-4900                         Add: improvements
[ ] Other                                                          Less: depreciation
-----------------------------------------------------              Adjusted basis $_____________________

Use of property at time of sale:                               PROVIDE ALL REQUIRED DOCUMENTATION LISTED IN
[ ] Rental / Commercial       [ ] Vacant land                  THE INSTRUCTIONS.
[ ] Secondary / Vacation home   [ ] Other (attach
explanation)

Length of time used for this purpose: Years ________
Months
-----------------------------------------------------          --------------------------------------------

                                                ESCROW INFORMATION

-----------------------------------------------------          --------------------------------------------
Name and address of escrow company                             Escrow company email address
-----------------------------------------------------          --------------------------------------------
                                                               Name of escrow officer   Escrow number
-----------------------------------------------------          --------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                       Escrow company or        FAX number
                                                       officer                  (    )
                                                       telephone number
                                                       (      )
--------------------------------------------------------------------------------------------------------------------
Total sales price of property before applying          Estimated close of escrow date
your ownership interest

                                               BUYER'S INFORMATION

--------------------------------------------------------------------------------------------------------------------
Name of buyer (sec Part II - Withholding Waiver Request Instruct if more than    Buyer's social
one)                                                                             security number (SSN)
                                                                                 [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
--------------------------------------------------------------------------------------------------------------------
Address (number and street, PO box or rural route)          Private              [ ] California Corporation
                                                            Mailbox No.          no. [ ] FEIN
                                                            [ ] [ ] [ ] [ ] [ ]  [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
--------------------------------------------------------------------------------------------------------------------
City, state, and ZIP Code (province, country, and postal zone)                   Buyer's spouse's SSN
                                                                                 (if applicable)
                                                                                 [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
--------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent and the Franchise Tax Board. I understand that completing this form does not exempt me from filing a California income or franchise tax return to report this sale.

Seller's name and title (type or print)

________________________________________________________________________________

Seller's signature

__________________________________________________________________________ Dale:

Side 2 Form 593-W C2 (NEW 12-       593W0303    FOR PRIVACY ACT NOTICE, GET FORM
2002)                                                                  FTB 1131.